UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4854

The Oberweis Funds

(Exact name of registrant as specified in charter)

3333 Warrenville Road, Suite 500, Lisle, IL 60532

(Address of principal executive offices)           (Zip code)

James W. Oberweis The Oberweis Funds 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Copy to: James A. Arpaia Vedder Price P.C. 222 North LaSalle Street, Suite 2600 Chicago, IL 60601

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 323-6166

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Reports to Stockholders Follows.

ANNUAL REPORT

Oberweis Micro-Cap Fund (OBMCX)

Oberweis Small-Cap Opportunities Fund (OBSOX)

Oberweis Emerging Growth Fund (OBEGX)

Oberweis China Opportunities Fund (OBCHX)

Oberweis International Opportunities Fund (OBIOX)

December 31, 2016

oberweisfunds.com

PRESIDENT’S LETTER

Dear Fellow Oberweis Funds Shareholder,

2016 in Review

We will remember 2016 simply as a strange year, and we’re not even talking about the Chicago Cubs winning the World Series. From the surprising Brexit vote in June to Donald Trump’s unlikely victory in November, 2016 was a year when the unexpected actually happened. Even more surprising was the reaction in the equity markets to each of these profound events — in both cases the expectation for extreme market volatility following the event proved surprisingly short-lived. In fact, the U.S. stock market’s action following the election has been nothing short of amazing given the potential uncertainty surrounding a Trump administration. Some of his proposals, such as reduced regulations and tax reform, could prove quite favorable, while others, such as protectionist trade policies that could curtail free trade, have negative implications. In any event, it’s safe to say change is coming. Equity markets, especially those trading at juicy valuations, do not typically react positively to uncertain change. But in this case, US investors have been downright giddy — at least so far.

For investors in non-US equities, however, making money in 2016 was considerably more challenging. Even prior to Trump’s election, the US economy was already on better footing than in most other countries. After Trump’s victory, marginal investor preference for US equities accelerated, while a simultaneous appreciation of the US dollar relative to other currencies reduced the value of foreign assets in US-dollar terms. That helps to explain the large difference in performance between US small-cap growth stocks and those abroad. For the year, the Russell 2000 Growth Index gained 11.32% while the foreign stock MSCI ACWI ex-US Small-Cap Growth Index returned -0.28%. While a difficult period internationally, it is worth noting that US large-cap stocks, in our view, have become quite expensive, implying that a lot of good news has already been discounted. Meanwhile, we believe stock valuations in countries outside of the US remain more reasonable.

With respect to the Oberweis Funds, our teams faced multiple style headwinds in 2016 that generally proved difficult to fully overcome via stock selection. Our process focuses on growth stocks over value stocks, but in 2016 growth stocks dramatically underperformed value stocks. In the US, the Russell 2000 Growth Index lagged the Russell 2000 Value Index by 2,042 basis points (or over 20 percentage points) for the year and 1,050 basis points during the fourth quarter alone. Our process also seeks to identify companies achieving positive earnings surprises and upward analyst revisions, but such companies did not fare well on a relative basis in 2016. These style factors tend to be cyclical but do affect shorter-term performance; over the long-term data suggest the opposite is the norm, and that higher estimate revisions are usually positive for portfolio performance. Our experience has shown that disciplined process application, even during out-of-favor periods, normally proves prudent over a full market cycle. Our Micro-Cap team did an outstanding job in 2016; the Micro-Cap Fund returned 24.60% versus 6.86% for the Russell Micro-Cap Growth Index. I’m especially proud of these results in light of the style headwinds discussed above.

PRESIDENT’S LETTER  (continued)

The Year Ahead

As a global investment firm, our most spirited team meeting typically occurs around the end of each year, when our investment team members from Chicago, New York, London, and Hong Kong all fly in to discuss and debate market opportunities all around the world. We don’t always agree, but it is highly useful to compare the insights of our team, who bring diverse perspectives from all over the world.

In the US, we believe investors are betting big that President Trump will pass a significant cut in US corporate tax rates, which would help to justify today’s above-average P/E’s for US large-cap equities. But we also worry that other Trump-driven missteps are likely and that the present investor infatuation with US equities could be short-lived as the “honeymoon” period subsides. The devil, as always, is in the details, and as perception morphs into reality in Washington after the inauguration, 2017 could well be a year that international diversification proves prudent.

In the Eurozone, overall economic conditions are not as good as in the US, but investor expectations are also far less ebullient. Remember that investor returns are strongly affected by the variation between reality and expectations. Europe is finally showing signs of modest inflation, with the highest Eurozone CPI reading in the last three years in December. PMI’s across the European region have remained above 50 (implying expansion) and have broadly come in better than expected. The U.K. has yet to see dramatic economic contraction despite the Brexit vote. At the micro level, European corporate aggregate earnings remain well below US corporate aggregate earnings despite high historical correlations. As a result, there is significant potential for an improvement in European earnings that is not reflected in stock prices, which are trading in-line with long term averages. However, upcoming French, Dutch and German elections could result in short-term volatility, particularly if Brexit- and Trump-inspired populism spreads.

In Japan, less dramatic monetary actions from the Bank of Japan, combined with higher US interest rates, should prevent the Yen from being as volatile as it was in 2016. Recent Japanese economic data also appear to be improving slightly, with the December PMI reaching the highest level in a year. Fiscal spending is likely to drive moderate growth in 2017. Valuations in Japan appear to be the most interesting among the major developed markets, trading at a slight P/E discount to long-term averages.

In China, expectations by foreign investors regarding Chinese equity markets remain pitiful as the spectre of Trump looms large. However, Chinese investors, in our view, seem to be more sanguine. Macroeconomic data in China point to signs of stabilization. If growth in the US accelerates as many economists expect, it’s hard to imagine that the Chinese economy will not benefit in spades. Unless, of course, President Trump launches a trade war, and that’s the fear of many, but a risk that nearly everybody has thought of and perhaps has already been over-discounted in stock prices. Chinese equities have experienced a prolonged period of underperformance, despite favorable earnings growth at many of our portfolio companies. Within our China portfolio, we primarily own niche-oriented companies whose success or failure is more predicated on growth of the Chinese middle class, product quality and successful execution rather than overall GDP growth and exports, and these days we are finding cheaper-than-normal valuations because many investors remain fearful of a trade war. It would not surprise us to see Chinese equities perform relatively well in 2017 because investor expectations are already so low. Our experience is that some of our best investment opportunities in China have followed periods of investor apathy, and that seems to be the case today.

PRESIDENT’S LETTER  (continued)

Valuation Recap

In terms of current valuations, the average forward P/E ratio at the end of 2016 was 19.5 times for the Micro-Cap Fund (versus 19.1 last year), 23.1 times for the Emerging Growth Fund (versus 29.6), 19.7 times for the Small-Cap Opportunities Fund (versus 19.6), 16.1 times for the International Opportunities Fund (versus 18.6), and 17.5 times for the China Opportunities Fund (versus 14.2). Remember, each of the Funds invests in companies with expected earnings growth rates substantially higher than that of the broader market and sector mix will affect each Fund’s average P/E. As of 12/31/16, the weighted-average market capitalization was $766 million for Micro-Cap, $3.75 billion for Emerging Growth, $2.12 billion for Small-Cap Opportunities, $3.75 billion for International Opportunities, and $14.30 billion for China Opportunities.

We appreciate your investment in The Oberweis Funds and are grateful for the trust you have shown us with your valuable investments. If you have any questions about your account, please contact shareholder services at 800-245-7311. Thank you for investing with us in The Oberweis Funds.

Sincerely,

James W. Oberweis, CFA
President & Portfolio Manager

MANAGEMENT DISCUSSION ON FUND PERFORMANCE

Market Environment

Global equities returned 7.51% in 2016, as measured by the MSCI World Index. U.S. equities, as measured by the 11.96% return on the S&P 500 Index, outperformed foreign equities in 2016. Within the United States, small-cap growth stocks outperformed large-cap growth stocks by 424 basis points in 2016, as measured by the respective returns of the Russell 1000 Growth (+7.08%) and Russell 2000 Growth (+11.32%) indices. Within domestic small-cap, value stocks significantly outperformed growth stocks, with the Russell 2000 Value Index (+31.74%) outperforming the Russell 2000 Growth Index by 2,042 basis points for the year.

Discussion of The Oberweis Funds

The Oberweis Funds tend to have a style bias that leads to stronger performance in periods in which small-cap stocks beat large-cap stocks and when growth stocks beat value stocks. Small-cap stocks outperformed large-cap stocks, but the far more dominant factor was the exceptionally strong underperformance of growth stocks relative to value stocks in 2016, which hurt performance of the Funds in 2016.

The International Opportunities Fund returned -5.28% versus 0.86% for the MSCI World ex-US Small Cap Growth Index. The portfolio benefitted from stock selection in the United Kingdom, offset by adverse stock selection in Japan and Canada. On a sector level, the portfolio benefitted from stock selection in Financials, partially offset by adverse stock selection in Industrials, Materials, and Consumer Staples. At the stock level, Parex Resources (PXT CN), Sunny Optical Technology (2382 HK), and JD Sports Fashion (JD LN) were among the top contributors to performance; Swedish Orphan Biovitrum (SOBI SS), UNIZO (3258 JP), and Mitsui Chemicals (4183 JP) were among the top detractors.

The Emerging Growth Fund returned -1.54% versus 11.59% for the MSCI AWCI Small-Cap Index. At the country level, stock selection was particularly favorable for the Fund’s holdings in the United Kingdom offset by adverse stock selection in the United States, Japan, and China. At the sector level, the Fund benefitted from strong stock selection in Healthcare offset by adverse stock selection in Industrials, Financials, and Information Technology. At the stock level, Momo (MOMO), Inphi (IPHI), and Gigamon (GIMO) were among the top contributors to performance; Infinera (INFN), Car (699 HK), and China Taiping Insurance (966 HK) were among the top detractors.

The China Opportunities Fund returned -9.22% versus -12.78% for the MSCI Zhong Hua Small Cap Growth Index. The portfolio benefitted from favorable stock selection in Consumer Discretionary, Materials, and Information Technology, partially offset by adverse stock selection in Industrials and Healthcare. At the stock level, Momo (MOMO), Tal Education (TAL), and Tencent (700 HK) were among the top contributors; Sound Global (967 HK), 21Vianet (VNET), and China Biologic Products (CBPO) were among the top detractors.

The Oberweis Micro-Cap Fund returned 24.60% versus 6.86% for the Russell Micro-Cap Growth Index. The portfolio benefitted from favorable stock selection in Healthcare and Technology. At the stock level, Central Garden & Pet (CENT), SkyWest (SKYW), and Inphi (INPH) were among the top contributors to performance. iRadimed (IRMD), Autobytel (ABTL), and YRC Worldwide (YRCW) were among the top detractors.

The Small-Cap Opportunities Fund returned 7.38% versus 11.32% for the Russell 2000 Growth Index. The fund benefitted from stock selection in Healthcare and Energy, while stock selection in Technology and Consumer Discretionary detracted from performance. SkyWest (SKYW), Gigamon (GIMO), and Inphi (IPHI) were among the top contributors to performance; SPS Commerce (SPSC), Imperva (IMPV), and Cvent (CVT) were among the top detractors.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE (continued)

The portfolio turnover rates were 102% for the Micro-Cap Fund, 126% for the Emerging Growth Fund, 150% for the Small-Cap Opportunities Fund, 125% for the China Opportunities Fund, and 139% for the International Opportunities Fund. The net expense ratios of the Funds were 1.64% for Micro-Cap, 1.59% for Emerging Growth, 2.00% for Small-Cap Opportunities, 1.98% for China Opportunities, and 1.60% for International Opportunities.

For current performance information, please visit oberweisfunds.com.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE (continued)

Oberweis Micro-Cap Fund

At December 31, 2016

Asset Allocation (%)
Common Stocks	91.4
Other Assets in excess of Liabilities	8.6
100.0

Top Holdings (%)
CEVA, Inc.	2.2
Del Taco Restaurants, Inc.	2.1
Glaukos Corp.	2.0
IntraLinks Hldgs., Inc.	2.0
Heska Corp.	2.0
Inphi Corp.	1.9
Patrick Industries, Inc.	1.9
AMN Healthcare Services, Inc.	1.8
Ultra Clean Hldgs., Inc.	1.7
Central Garden & Pet Co.	1.7
Other Holdings	80.7
100.0

Top Industries (%)
Healthcare Services	9.5
Computer Services Software & Systems	9.4
Banks – Diversified	8.0
Semiconductors & Components	7.2
Pharmaceuticals	4.3
Communications Technology	4.3
Oil Crude Producer	4.0
Biotechnology	4.0
Medical Equipment	3.7
Production Technology Equipment	3.2
Other Industries	42.4
100.0

Oberweis Small-Cap Opportunities Fund

At December 31, 2016

Asset Allocation (%)
Common Stocks	92.6
Other Assets in excess of Liabilities	7.4
100.0

Top Holdings (%)
The Children’s Place, Inc.	2.4
CEVA, Inc.	2.3
Applied Optoelectronics, Inc.	2.2
Inphi Corp.	2.2
Glaukos Corp.	2.2
LogMeIn, Inc.	2.1
Patrick Industries, Inc.	2.0
Itron, Inc.	1.9
Del Taco Restaurants, Inc.	1.9
Tenneco, Inc.	1.9
Other Holdings	78.9
100.0

Top Industries (%)
Semiconductors & Components	13.7
Computer Services Software & Systems	9.6
Banks – Diversified	6.0
Communications Technology	5.4
Biotechnology	4.7
Medical Equipment	4.3
Specialty Retail	3.9
Building Materials	3.6
Restaurants	3.3
Auto Parts	3.3
Other Industries	42.2
100.0

MANAGEMENT DISCUSSION ON FUND PERFORMANCE (continued)

Oberweis Emerging Growth Fund

At December 31, 2016

Asset Allocation (%)
Common Stocks	92.4
Other Assets in excess of Liabilities	7.6
100.0

Top Holdings (%)
LogMeIn, Inc.	4.8
Inphi Corp.	3.1
TAL Education Group ADS	2.9
CEVA, Inc.	2.9
Itron, Inc.	2.5
Genmab A/S	2.2
Kajima Corp.	2.2
Cramo OYJ	2.2
Ligand Pharmaceuticals, Inc.	2.1
Mitsui Chemicals, Inc.	2.0
Other Holdings	73.1
100.0

Top Industries (%)
Internet Software & Services	10.5
Software	8.9
Semiconductors & Components	8.0
Healthcare Equipment & Supplies	6.4
Biotechnology	5.9
Healthcare Providers & Services	5.5
Diversified Consumer Services	5.2
Machinery	4.2
Electronic Equipment, Instruments & Components	4.1
Oil, Gas & Consumable Fuels	3.0
Other Industries	38.3
100.0

Oberweis China Opportunities Fund

At December 31, 2016

Asset Allocation (%)
Common Stocks	98.3
Other Assets in excess of Liabilities	1.7
100.0

Top Holdings (%)
iKang Healthcare Group, Inc. ADS	5.5
Tencent Hldgs. Ltd.	5.2
TAL Education Group ADS	3.6
China Biologic Products, Inc.	3.3
Alibaba Group Hldg. Ltd. ADS	3.3
Shenzhou International Group Hldgs. Ltd.	3.1
Ctrip.com International Ltd. ADS	3.1
New Oriental Education & Technology Group, Inc. ADS	2.9
CSPC Pharmaceuticals Group Ltd.	2.6
Phoenix Healthcare Group Co. Ltd.	2.1
Other Holdings	65.3
100.0

Top Industries (%)
Internet Software & Services	13.6
Healthcare Providers & Services	9.0
Textiles, Apparel & Luxury Goods	7.5
Diversified Consumer Services	7.3
Pharmaceuticals	6.8
Hotels, Restaurants & Leisure	5.1
Auto Components	4.5
Independent Power Producers & Energy Traders	3.7
Biotechnology	3.3
Internet & Catalog Retail	3.1
Other Industries	36.1
100.0

MANAGEMENT DISCUSSION ON FUND PERFORMANCE (continued)

Oberweis International Opportunities Fund

At December 31, 2016

Asset Allocation (%)
Common Stocks	97.4
Rights	0.0
Other Assets in excess of Liabilities	2.6
100.0

Top Holdings (%)
Micro Focus International PLC	2.4
Just Eat PLC	2.2
Logitech International SA	2.0
Mitsui Chemicals, Inc.	1.9
Koito Manufacturing Co. Ltd.	1.8
Parex Resources, Inc.	1.8
Morinaga & Co. Ltd.	1.8
Teleperformance SA	1.8
Japan Lifeline Co. Ltd.	1.7
Takeuchi Manufacturing Co. Ltd.	1.7
Other Holdings	80.9
100.0

Top Industries (%)
Food Products	6.7
Auto Components	5.7
Machinery	5.2
Internet Software & Services	5.0
Software	4.7
Hotels, Restaurants & Leisure	4.3
Semiconductors & Components	3.9
Metals & Mining	3.7
Chemicals	3.6
Household Durables	3.4
Other Industries	53.8
100.0

MANAGEMENT DISCUSSION ON FUND PERFORMANCE (continued)

Average Annual Total Returns1(for the Periods Ended December 31, 2016)

	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION[2] (%)		EXPENSE RATIO[3] (%)
OBMCX	24.60	16.97	6.22	9.80		1.64
Russell 2000 Growth	11.32	13.74	7.76	6.54
Russell Microcap Growth	6.86	13.53	5.31	N/A	[4]

Growth of a $10,000 Investment (from January 1, 1996 to December 31, 2016)

1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell Microcap Growth Index measures the performance of those Russell microcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Growth Index is represented by the smallest 1,000 securities in the small cap Russell 2000 Index plus the next 1,000 securities. The Russell indices are unmanaged and are not available for investment.

2 Since Inception returns are from commencement of operations on 01/01/96 for the Fund.

3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/16. The expense ratio gross of any fee waivers or expense reimbursement was 1.65%.

4 The Russell Microcap Growth Index began on July 3, 2000, and the line graph for the Index begins at the same value as the Fund on that date.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE (continued)

Average Annual Total Returns1(for the Periods ended December 31, 2016)

	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION[2] (%)	EXPENSE RATIO[3] (%)
OBSOX	7.38	11.48	5.34	6.19	2.00
Russell 2000 Growth	11.32	13.74	7.76	6.37
Russell 2000	21.31	14.46	7.07	8.48

Growth of a $10,000 Investment (from September 15, 1996 to December 31, 2016)

1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of 2000 companies with small-market capitalizations. The Russell indices are unmanaged and are not available for investment.

2 Since Inception returns are from commencement of operations on 09/15/96 for the Fund.

3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/16. The expense ratio gross of any fee waivers or expense reimbursement was 2.40%.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE (continued)

Average Annual Total Returns1(for the Periods ended December 31, 2016)

	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION[2] (%)		EXPENSE RATIO[3] (%)
OBEGX	(1.54)	10.85	2.74	8.32		1.59
MSCI ACWI SmallCap	11.59	11.29	5.66	N/A	[4]

Growth of a $10,000 Investment (from January 7, 1987 to December 31, 2016)

1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The MSCI ACWI Small Cap Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap developed and emerging markets with dividends reinvested net of withholding tax. A sales load of 4% was charged on the Oberweis Emerging Growth Fund until 12/31/91 and is not reflected in the total return figures or graph above.

2 Since Inception returns are from commencement of operations on 01/07/87 for the Fund.

3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/16. The expense ratio gross of any fee waivers or expense reimbursement was 1.59%.

4 The MSCI ACWI SmallCap Index began on May 31, 1994, and the line graph for the index begins at the same value as the Fund on that date.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE (continued)

Average Annual Total Returns1(for the Periods ended December 31, 2016)

	1 YR (%)	5 YR (%)	10 YR (%)		SINCE INCEPTION[2] (%)		EXPENSE RATIO[3] (%)
OBCHX	(9.22)	11.16	4.85		10.69		1.98
MSCI China Small Cap Growth	(10.66)	5.64	5.40		10.56
MSCI Zhong Hua Small Cap Growth	(12.78)	3.98	N/A	[4]	N/A	[4]

Growth of a $10,000 Investment (from October 1, 2005 to December 31, 2016)

1 Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI China Small Cap Growth Index is a free float adjusted market capitalization index that is designed to measure the small cap growth equity market performance in China excluding A share classes, with minimum dividends reinvested net of withholding tax.

The MSCI Zhong Hua Small Cap Growth Index is a free float-adjusted, market capitalization weighted index that is designed to measure the performance of small cap stocks in the developed markets and emerging markets of China and Hong Kong excluding China A shares, with minimum dividends reinvested net of withholding tax.

2 Since Inception returns are from commencement of operations on 10/01/05 for the Fund.

3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/16. The expense ratio gross of any fee waivers or expense reimbursement was 1.99%.

4 The MSCI Zhong Hua Small Cap Growth Index began on May 31, 2007, and the line graph for the Index begins at the same value as the Fund on that date.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE (continued)

Average Annual Total Returns1(for the Periods ended December 31, 2016)

	1 YR (%)	5 YR (%)	SINCE INCEPTION[2] (%)	EXPENSE RATIO[3] (%)
OBIOX	(5.28)	16.49	8.00	1.60
MSCI World ex-U.S. Small Cap Growth	0.86	8.47	2.46

Growth of a $10,000 Investment (from February 1, 2007 to December 31, 2016)

1 Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI World ex-US Small Cap Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap growth developed and emerging markets excluding the U.S., with minimum dividends reinvested net of withholding tax.

2 Since Inception returns are from commencement of operations on 02/01/07 for the Fund.

3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/16. The expense ratio gross of any fee waivers or expense reimbursement was 1.82%.

OBERWEIS MICRO-CAP FUND

Schedule of Investments December 31, 2016

	SHARES	VALUE
Equities – 91.4%
AIR TRANSPORT – 1.5%
SkyWest, Inc.	26,800	$976,860
AUTO PARTS – 2.3%
Cooper-Standard Hldgs., Inc.*	8,600	889,068
Motorcar Parts of America, Inc.*	24,900	670,308
		1,559,376
BACK OFFICE SUPPORT – 2.9%
Navigant Consulting, Inc.	18,200	476,476
NV5 Hldgs., Inc.*	25,900	865,060
The Hackett Group, Inc.	33,600	593,376
		1,934,912
BANKS – DIVERSIFIED – 8.0%
CenterState Banks, Inc.	26,800	674,556
Customers Bancorp, Inc.*	26,700	956,394
Eagle Bancorp, Inc.*	12,680	772,846
First Internet Bancorp	22,100	707,200
Franklin Financial Network, Inc.*	25,700	1,075,545
Pacific Premier Bancorp, Inc.*	13,300	470,155
QCR Hldgs., Inc.	15,800	684,140
		5,340,836
BIOTECHNOLOGY – 4.0%
Blueprint Medicines Corp.*	5,500	154,275
Insmed, Inc.*	8,300	109,809
Ligand Pharmaceuticals, Inc.*	8,400	853,524
MacroGenics, Inc.*	6,400	130,816
Sucampo Pharmaceuticals, Inc.*	62,400	845,520
Synergy Pharmaceuticals, Inc.*	40,000	243,600
Vanda Pharmaceuticals, Inc.*	8,700	138,765
Xencor, Inc.*	8,000	210,560
		2,686,869
BUILDING MATERIALS – 2.8%
Gibraltar Industries, Inc.*	14,090	586,848
Patrick Industries, Inc.*	17,050	1,300,915
		1,887,763
CASINOS & GAMBLING – 1.0%
Eldorado Resorts, Inc.*	39,900	676,305
COMMERCIAL SERVICES – 0.4%
SITO Mobile Ltd.*	80,000	295,200

See accompanying notes to the financial statements.

OBERWEIS MICRO-CAP FUND (continued)

Schedule of Investments December 31, 2016

	SHARES	VALUE
COMMUNICATIONS TECHNOLOGY – 4.3%
Extreme Networks, Inc.*	173,400	$872,202
Gigamon, Inc.*	21,200	965,660
Inseego Corp.*	200,000	488,000
ShoreTel, Inc.*	77,300	552,695
		2,878,557
COMPUTER SERVICES SOFTWARE & SYSTEMS – 9.4%
Asure Software, Inc.*	60,000	510,600
Brightcove, Inc.*	67,400	542,570
BroadSoft, Inc.*	22,400	924,000
Callidus Software, Inc.*	29,300	492,240
Carbonite, Inc.*	51,500	844,600
IntraLinks Hldgs., Inc.*	99,600	1,346,592
Mercury Systems, Inc.*	8,300	250,826
Unisys Corp.*	60,900	910,455
Varonis Systems, Inc.*	17,800	477,040
		6,298,923
COMPUTER TECHNOLOGY – 0.7%
PCM, Inc.*	21,800	490,500
CONSUMER SERVICES – MISCELLANEOUS – 1.0%
Nutrisystem, Inc.	18,600	644,490
ENGINEERING & CONTRACTING SERVICES – 0.8%
VSE Corp.	6,000	233,040
Willdan Group, Inc.*	12,957	292,699
		525,739
HEALTHCARE SERVICES – 9.5%
Addus HomeCare Corp.*	12,800	448,640
Almost Family, Inc.*	20,000	882,000
AMN Healthcare Services, Inc.*	32,200	1,238,090
BioTelemetry, Inc.*	46,200	1,032,570
Cross Country Healthcare, Inc.*	30,000	468,300
LHC Group, Inc.*	18,800	859,160
Psychemedics Corp.	25,000	617,000
Tivity Health, Inc.*	38,400	873,600
		6,419,360
HOMEBUILDING – 1.2%
Century Communities, Inc.*	39,600	831,600
HOUSEHOLD EQUIPMENT & PRODUCTS – 1.7%
Central Garden & Pet Co.*	34,500	1,141,605
LEISURE TIME – 1.0%
Nautilus, Inc.*	35,100	649,350

See accompanying notes to the financial statements.

OBERWEIS MICRO-CAP FUND (continued)

Schedule of Investments December 31, 2016

	SHARES	VALUE
MACHINERY – INDUSTRIAL – 0.3%
Manitex International, Inc.*	29,007	$198,988
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES – 2.9%
Bovie Medical Corp.*	65,000	233,350
CryoLife, Inc.*	52,000	995,800
Cutera, Inc.*	21,700	376,495
Derma Sciences, Inc.*	70,000	364,000
		1,969,645
MEDICAL EQUIPMENT – 3.7%
Glaukos Corp.*	39,600	1,358,280
Inogen, Inc.*	9,900	664,983
IRIDEX Corp.*	35,000	492,100
		2,515,363
MEDICAL SERVICES – 1.4%
Neogenomics, Inc.*	108,700	931,559
OIL CRUDE PRODUCER – 4.0%
Callon Petroleum Co.*	57,900	889,923
Earthstone Energy, Inc.*	65,800	904,092
Ring Energy, Inc.*	69,400	901,506
		2,695,521
PHARMACEUTICALS – 4.3%
Amphastar Pharmaceuticals, Inc.*	27,200	501,024
Cambrex Corp.*	19,800	1,068,210
Heska Corp.*	18,544	1,327,750
		2,896,984
PRODUCTION TECHNOLOGY EQUIPMENT – 3.2%
CyberOptics Corp.*	36,709	958,105
Ultra Clean Hldgs., Inc.*	119,800	1,162,060
		2,120,165
RECREATIONAL VEHICLES & BOATS – 0.9%
MCBC Hldgs., Inc.	40,500	590,490
RESTAURANTS – 2.1%
Del Taco Restaurants, Inc.*	101,400	1,431,768
SCIENTIFIC INSTRUMENTS – CONTROL & FILTER – 1.0%
Control4 Corp.*	64,300	655,860
SCIENTIFIC INSTRUMENTS – POLLUTION CONTROL – 2.8%
Heritage-Crystal Clean, Inc.*	57,200	898,040
Hudson Technologies, Inc.*	126,200	1,010,862
		1,908,902

See accompanying notes to the financial statements.

OBERWEIS MICRO-CAP FUND (continued)

Schedule of Investments December 31, 2016

	SHARES	VALUE
SEMICONDUCTORS & COMPONENTS – 7.2%
CEVA, Inc.*	45,000	$1,509,750
EMCORE Corp.	33,318	289,867
Exar Corp.*	77,300	833,294
Inphi Corp.*	29,200	1,302,904
MaxLinear, Inc.*	40,410	880,938
		4,816,753
SPECIALTY RETAIL – 2.8%
America’s Car-Mart, Inc.*	21,000	918,750
Big 5 Sporting Goods Corp.	23,000	399,050
Zumiez, Inc.*	24,200	528,770
		1,846,570
TELECOMMUNICATIONS EQUIPMENT – 2.3%
Applied Optoelectronics, Inc.*	47,300	1,108,712
Vocera Communications, Inc.*	23,100	427,119
		1,535,831
Total Equities
(Cost: $46,962,510)		$61,352,644
Total Investments – 91.4%
(Cost: $46,962,510)		$61,352,644
Other Assets Less Liabilities – 8.6%		5,780,735
Net Assets – 100%		$67,133,379

Cost of Investments is $47,094,893 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$15,130,390
Gross unrealized depreciation	(872,639)
Net unrealized appreciation	$14,257,751

* Non-income producing security during the period ended December 31, 2016

See accompanying notes to the financial statements.

OBERWEIS SMALL-CAP OPPORTUNITIES FUND

Schedule of Investments December 31, 2016

	SHARES	VALUE
Equities – 92.6%
AEROSPACE – 1.3%
Esterline Technologies Corp.*	1,400	$124,880
AIR TRANSPORT – 1.3%
SkyWest, Inc.	3,300	120,285
AUTO PARTS – 3.3%
Cooper-Standard Hldgs., Inc.*	1,300	134,394
Tenneco, Inc.*	2,800	174,916
		309,310
BANKS – DIVERSIFIED – 6.0%
Eagle Bancorp, Inc.*	1,500	91,425
Enterprise Financial Services Corp.	1,300	55,900
Great Western Bancorp, Inc.	2,600	113,334
Heartland Financial USA, Inc.	3,300	158,400
PrivateBancorp, Inc.	2,700	146,313
		565,372
BANKS – SAVINGS, THRIFT & MORTGAGE LENDING – 1.8%
Flagstar Bancorp, Inc.*	3,500	94,290
LegacyTexas Financial Group, Inc.*	1,800	77,508
		171,798
BIOTECHNOLOGY – 4.7%
Acceleron Pharma, Inc.*	500	12,760
Five Prime Therapeutics, Inc.*	400	20,044
INC Research Hldgs., Inc.*	2,800	147,280
Ligand Pharmaceuticals, Inc.*	1,000	101,610
Prothena Corp. PLC*	500	24,595
Sucampo Pharmaceuticals, Inc.*	7,000	94,850
Ultragenyx Pharmaceutical, Inc.*	500	35,155
		436,294
BUILDING MATERIALS – 3.6%
Patrick Industries, Inc.*	2,400	183,120
Trex Co. Inc.*	2,400	154,560
		337,680
COMMERCIAL FINANCE & MORTGAGE COMPANIES – 2.1%
PennyMac Financial Services, Inc.*	3,100	51,615
Walker & Dunlop, Inc.*	4,700	146,640
		198,255
COMMERCIAL VEHICLES & PARTS – 1.2%
Oshkosh Corp.	1,700	109,837

See accompanying notes to the financial statements.

OBERWEIS SMALL-CAP OPPORTUNITIES FUND (continued)

Schedule of Investments December 31, 2016

	SHARES	VALUE
COMMUNICATIONS TECHNOLOGY – 5.4%
Extreme Networks, Inc.*	19,200	$96,576
Gigamon, Inc.*	3,000	136,650
NCR Corp.*	3,800	154,128
Oclaro, Inc.*	13,300	119,035
		506,389
COMPUTER SERVICES SOFTWARE & SYSTEMS – 9.6%
Acxiom Corp.*	2,400	64,320
BroadSoft, Inc.*	3,000	123,750
Carbonite, Inc.*	3,900	63,960
CyberArk Software Ltd.*	1,900	86,450
IntraLinks Hldgs., Inc.*	11,400	154,128
LogMeIn, Inc.	2,000	193,100
RealPage, Inc.*	2,800	84,000
Unisys Corp.*	8,400	125,580
		895,288
CONSUMER SERVICES – MISCELLANEOUS – 1.3%
Nutrisystem, Inc.	3,600	124,740
ELECTRONICS – 1.0%
Coherent, Inc.*	700	96,170
ELECTRONIC COMPONENTS – 1.5%
TTM Technologies, Inc.*	10,100	137,663
ELECTRONIC ENTERTAINMENT – 1.0%
Dolby Laboratories, Inc.	2,100	94,899
ENGINEERING & CONTRACTING SERVICES – 1.3%
MasTec, Inc.*	3,200	122,400
FOODS – 1.4%
Post Hldgs., Inc.*	1,600	128,624
HEALTHCARE FACILITIES – 1.4%
VCA, Inc.*	1,900	130,435
HEALTHCARE SERVICES – 2.4%
AMN Healthcare Services, Inc.*	3,800	146,110
BioTelemetry, Inc.*	3,500	78,225
		224,335
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES – 1.8%
ABIOMED, Inc.*	800	90,144
NuVasive, Inc.*	1,200	80,832
		170,976

See accompanying notes to the financial statements.

OBERWEIS SMALL-CAP OPPORTUNITIES FUND (continued)

Schedule of Investments December 31, 2016

	SHARES	VALUE
MEDICAL EQUIPMENT – 4.3%
DexCom, Inc.*	1,700	$101,490
Glaukos Corp.*	5,900	202,370
Inogen, Inc.*	1,500	100,755
		404,615
MEDICAL SERVICES – 1.2%
Neogenomics, Inc.*	13,000	111,410
OIL CRUDE PRODUCER – 3.2%
Callon Petroleum Co.*	8,000	122,960
Diamondback Energy, Inc.*	1,300	131,378
Earthstone Energy, Inc.*	3,453	47,444
		301,782
PHARMACEUTICALS – 1.6%
Cambrex Corp.*	2,800	151,060
RESTAURANTS – 3.3%
Dave & Buster’s Entertainment, Inc.*	2,300	129,490
Del Taco Restaurants, Inc.*	12,900	182,148
		311,638
SCIENTIFIC INSTRUMENTS – ELECTRICAL – 1.1%
Littelfuse, Inc.	700	106,239
SCIENTIFIC INSTRUMENTS – GAUGES & METERS – 2.0%
Itron, Inc.*	2,900	182,265
SEMICONDUCTORS & COMPONENTS – 13.7%
Cavium, Inc.*	2,500	156,100
CEVA, Inc.*	6,500	218,075
Inphi Corp.*	4,600	205,252
MaxLinear, Inc.*	6,400	139,520
Monolithic Power Systems, Inc.	1,400	114,702
Power Integrations, Inc.	2,100	142,485
Semtech Corp.*	5,500	173,525
Silicon Motion Technology Corp.	3,200	135,936
		1,285,595
SPECIALTY MACHINERY – 1.3%
Albany International Corp.	2,600	120,380
SPECIALTY RETAIL – 3.9%
Burlington Stores, Inc.*	1,700	144,075
The Children’s Place, Inc.	2,200	222,090
		366,165

See accompanying notes to the financial statements.

OBERWEIS SMALL-CAP OPPORTUNITIES FUND (continued)

Schedule of Investments December 31, 2016

	SHARES	VALUE
TELECOMMUNICATIONS EQUIPMENT – 2.2%
Applied Optoelectronics, Inc.*	8,800	$206,272
UTILITIES – TELECOMMUNICATIONS – 1.4%
Vonage Hldgs. Corp.*	19,400	132,890
Total Equities (Cost: $7,097,314)		$8,685,941
Total Investments – 92.6%
(Cost: $7,097,314)		$8,685,941
Other Assets Less Liabilities – 7.4%		698,800
Net Assets – 100%		$9,384,741

Cost of Investments is $7,107,458 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,691,127
Gross unrealized depreciation	(112,644)
Net unrealized appreciation	$1,578,483

* Non-income producing security during the period ended December 31, 2016

See accompanying notes to the financial statements.

OBERWEIS EMERGING GROWTH FUND

Schedule of Investments December 31, 2016

	SHARES	VALUE
Equities – 92.4%
CANADA – 2.1%
CCL Industries, Inc.	2,700	$530,468
Cott Corp.	37,200	421,476
		951,944
CHINA – 11.8%
Best Pacific International Hldgs. Ltd.*	800,000	614,869
Canvest Environmental Protection Group Co. Ltd.*	1,021,000	504,279
China Biologic Products, Inc.*	3,900	419,328
China Online Education Group ADS*	33,700	524,035
New Oriental Education & Technology Group, Inc. ADS*	11,600	488,360
Shenzhou International Group Hldgs. Ltd.*	93,000	588,258
TAL Education Group ADS*	18,600	1,304,790
Yangtze Optical Fibre and Cable Joint Stock Co. Ltd.*	228,500	430,804
ZTO Express Cayman Inc. ADS*	30,300	365,721
		5,240,444
DENMARK – 2.2%
Genmab A/S*	6,000	996,531
FINLAND – 3.2%
Cramo OYJ*	39,200	981,651
Konecranes OYJ*	12,200	433,806
		1,415,457
GERMANY – 1.9%
Stabilus SA*	16,100	864,994
ISRAEL – 1.6%
CyberArk Software Ltd.*	15,300	696,150
JAPAN – 6.0%
Japan Lifeline Co. Ltd.*	39,800	793,787
Kajima Corp.	142,000	982,913
Mitsui Chemicals, Inc.	201,000	902,888
		2,679,588
SPAIN – 1.1%
Gamesa Corp. Tecnologica SA*	25,000	507,105
SWEDEN – 4.7%
AQ Group AB*	12,300	259,215
BioGaia AB*	8,000	263,429
Mycronic AB	66,700	717,472
NetEnt AB	53,148	410,105
RaySearch Laboratories AB	21,600	437,425
		2,087,646
SWITZERLAND – 1.1%
Logitech International SA*	19,100	476,422

See accompanying notes to the financial statements.

OBERWEIS EMERGING GROWTH FUND  (continued)

Schedule of Investments December 31, 2016

	SHARES	VALUE
UNITED KINGDOM – 6.0%
Hill & Smith Hldgs. PLC	50,000	$738,846
JD Sports Fashion PLC	188,000	736,569
Just Eat PLC*	63,600	457,365
Micro Focus International PLC	27,700	743,878
		2,676,658
UNITED STATES OF AMERICA – 50.7%
ABIOMED, Inc.*	4,100	461,988
AMN Healthcare Services, Inc.*	17,300	665,185
Brightcove, Inc.*	42,000	338,100
BroadSoft, Inc.*	15,100	622,875
Callidus Software, Inc.*	28,500	478,800
Callon Petroleum Co.*	34,800	534,876
Cambrex Corp.*	12,100	652,795
Carbonite, Inc.*	40,000	656,000
CEVA, Inc.*	38,200	1,281,610
The Children’s Place, Inc.	5,700	575,415
Cooper-Standard Hldg., Inc.*	6,260	647,159
CryoLife, Inc.*	30,600	585,990
Del Taco Restaurants, Inc.*	35,000	494,200
DexCom, Inc.*	11,800	704,460
Diamondback Energy, Inc.*	8,000	808,480
Gigamon, Inc.*	16,600	756,130
Glaukos Corp.*	20,800	713,440
HealthEquity, Inc.*	13,100	530,812
Heska Corp.*	7,400	529,840
Inogen, Inc.*	5,500	369,435
Inphi Corp.*	31,300	1,396,606
Intralinks Hldgs. Inc.*	50,000	676,000
Itron, Inc.*	17,700	1,112,445
Ligand Pharmaceuticals, Inc.*	9,200	934,812
LogMeIn, Inc.	22,200	2,143,410
MaxLinear, Inc.*	40,600	885,080
Oshkosh Corp.	9,000	581,490
Patrick Industries, Inc.*	8,800	671,440
Pegasystems, Inc.	19,200	691,200
Tenneco, Inc.*	10,000	624,700
VCA, Inc.*	7,000	480,550
		22,605,323
Total Equities (Cost: $35,016,674)		$41,198,262
Total Investments – 92.4% (Cost: $35,016,674)		$41,198,262
Other Assets Less Liabilities – 7.6%		3,406,132
Net Assets – 100%		$44,604,394

See accompanying notes to the financial statements.

OBERWEIS EMERGING GROWTH FUND  (continued)

Schedule of Investments December 31, 2016

Cost of Investments is $35,297,509 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$7,345,955
Gross unrealized depreciation	(1,445,202)
Net unrealized appreciation	$5,900,753

* Non-income producing security during the period ended December 31, 2016

ADS — American depositary share

SECTOR ALLOCATIONS (As a percentage of Net Assets)

Consumer Discretionary	14.8%
Consumer Staples	0.9%
Energy	3.0%
Health Care	21.4%
Industrials	12.7%
Information Technology	33.6%
Materials	4.9%
Utilities	1.1%

See accompanying notes to the financial statements.

OBERWEIS CHINA OPPORTUNITIES FUNDa

Schedule of Investments December 31, 2016

	SHARES	VALUE
Equities – 98.3%
AIR FREIGHT & LOGISTICS – 1.3%
ZTO Express Cayman, Inc. ADS*	101,000	$1,219,070
AUTO COMPONENTS – 4.5%
Minth Group Ltd.	550,000	1,707,734
Nexteer Automotive Group Ltd.*	400,000	473,640
Weifu High-Technology Group Co. Ltd.*	299,777	965,981
Xingda International Hldgs. Ltd.*	2,100,000	946,537
		4,093,892
AUTOMOBILES – 1.9%
Geely Automobile Hldgs. Ltd.	1,850,000	1,758,341
BEVERAGES – 1.2%
Wuliangye Yibin Co. Ltd.	210,000	1,040,439
BIOTECHNOLOGY – 3.3%
China Biologic Products, Inc.*	28,000	3,010,560
CHEMICALS – 1.3%
Fufeng Group Ltd.	2,500,000	1,222,161
COMMERCIAL SERVICE & SUPPLY – 2.2%
China Everbright International Ltd.	900,000	1,015,145
Dynagreen Environmental Protection Group Co. Ltd.	2,300,000	997,294
		2,012,439
COMMUNICATIONS EQUIPMENT – 1.9%
Yangtze Optical Fibre and Cable Joint Stock Ltd.	900,000	1,694,500
CONSTRUCTION & ENGINEERING – 1.7%
China State Construction International Hldgs. Ltd.*	1,050,000	1,564,594
CONSTRUCTION MATERIALS – 1.5%
China Resources Cement Hldgs. Ltd.	3,500,000	1,353,330
DIVERSIFIED CONSUMER SERVICES – 7.3%
China Online Education Group ADS*	50,000	777,500
New Oriental Education & Technology Group, Inc. ADS*	62,000	2,610,200
TAL Education Group ADS*	47,000	3,297,050
		6,684,750
ELECTRICAL EQUIPMENT – 1.0%
Henan Pinggao Electric Co. Ltd.*	400,005	896,404
ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.9%
Hangzhou Hikvision Digital Technology Co. Ltd.*	249,897	853,997
ENERGY EQUIPMENT & SERVICES – 1.1%
Hilong Hldg. Ltd.*	3,500,000	1,009,085

See accompanying notes to the financial statements.

OBERWEIS CHINA OPPORTUNITIES FUNDa (continued)

Schedule of Investments December 31, 2016

	SHARES	VALUE
FOOD PRODUCTS – 0.4%
China Modern Dairy Hldgs. Ltd.*	1,500,000	$368,496
HEALTHCARE PROVIDERS & SERVICES – 9.0%
iKang Healthcare Group, Inc. ADS*	290,000	5,025,700
Phoenix Healthcare Group Co. Ltd.*	1,500,000	1,912,212
Universal Medical Financial & Technical Advisory Services Co. Ltd.*	1,500,000	1,235,089
		8,173,001
HOTELS, RESTAURANTS & LEISURE – 5.1%
China Lodging Group Ltd. ADS*	25,000	1,296,000
Sands China Ltd.	250,000	1,078,545
Tuniu Corp. ADS*	110,000	962,500
Yum China Hldgs., Inc.*	50,000	1,306,000
		4,643,045
HOUSEHOLD DURABLES – 2.6%
Hangzhou Robam Appliances Co. Ltd.	184,872	977,753
Midea Group Co. Ltd.*	350,000	1,415,844
		2,393,597
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 3.7%
Canvest Environmental Protection Group Co. Ltd.	2,400,000	1,182,405
China Longyuan Power Group Corp. Ltd.	1,250,000	971,307
Huaneng Renewables Corp. Ltd.	3,800,000	1,228,476
		3,382,188
INSURANCE – 1.1%
China Taiping Insurance Hldgs. Co. Ltd.*	500,000	1,025,063
INTERNET & CATALOG RETAIL – 3.1%
Ctrip.com International Ltd. ADS*	70,000	2,800,000
INTERNET SOFTWARE & SERVICES – 13.6%
Alibaba Group Hldg. Ltd. ADS*	34,000	2,985,540
Changyou.com Ltd. ADS*	40,000	848,800
NetEase.com, Inc. ADS	5,200	1,119,768
Renren, Inc. ADS*	150,000	238,500
Sina Corp.*	28,000	1,702,120
Tencent Hldgs. Ltd.	196,500	4,764,557
Weibo Corp.*	17,500	710,500
		12,369,785
MACHINERY – 1.0%
Haitian International Hldgs. Ltd.*	450,000	880,827

See accompanying notes to the financial statements.

OBERWEIS CHINA OPPORTUNITIES FUNDa (continued)

Schedule of Investments December 31, 2016

	SHARES	VALUE
MARINE – 0.6%
Sinotrans Shipping Ltd.*	3,000,000	$555,239
METALS & MINING – 0.9%
Fosun International Ltd.	600,000	845,795
OIL, GAS & CONSUMABLE FUELS – 1.2%
Yanzhou Coal Mining Co. Ltd.*	1,650,000	1,118,689
PAPER & FOREST PRODUCTS – 1.4%
China Forestry Hldgs. Ltd.*	5,760,000	—
Nine Dragons Paper Hldgs. Ltd.	1,400,000	1,264,198
		1,264,198
PHARMACEUTICALS – 6.8%
CSPC Pharmaceuticals Group Ltd.	2,200,000	2,342,506
Jiangsu Hengrui Medicine Co. Ltd.	180,000	1,177,671
Sino Biopharmaceutical Ltd.	1,200,000	841,478
United Laboratories International Hldgs. Ltd.*	2,700,000	1,830,234
		6,191,889
ROAD & RAIL – 0.9%
Guangshen Railway Co. Ltd.*	1,400,000	842,546
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 2.6%
ASM Pacific Technology Ltd.*	80,000	846,032
Semiconductor Manufacturing International Corp.*	950,000	1,485,195
		2,331,227
SOFTWARE – 1.9%
Gridsum Hldg., Inc. ADS*	25,000	254,750
Kingsoft Corp. Ltd.*	700,000	1,428,471
		1,683,221
SPECIALTY RETAIL – 1.5%
Pou Sheng International Hldgs. Ltd.	4,800,000	1,376,336
TEXTILES, APPAREL & LUXURY GOODS – 7.5%
Best Pacific International Hldgs. Ltd.	600,000	461,152
Global Brands Group Hldg. Ltd.*	6,000,000	793,707
Li Ning Co. Ltd.*	2,500,000	1,565,478
Shenzhou International Group Hldgs. Ltd.	450,000	2,837,104
Texhong Textile Group Ltd.	900,000	1,215,723
		6,873,164
UTILITIES – GAS – 1.0%
ENN Energy Hldgs. Ltd.*	220,000	901,394

See accompanying notes to the financial statements.

OBERWEIS CHINA OPPORTUNITIES FUNDa (continued)

Schedule of Investments December 31, 2016

	SHARES	VALUE
UTILITIES – WATER – 1.3%
Beijing Enterprises Water Group Ltd.	1,800,000	$1,191,326
Total Equities
(Cost: $83,447,031)		$89,624,588
Total Investments – 98.3%
(Cost: $83,447,031)		$89,624,588
Other Assets Less Liabilities – 1.7%		1,572,046
Net Assets – 100.0%		$91,196,634

Cost of Investments is $84,036,718 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$12,002,693
Gross unrealized depreciation	(6,414,823)
Net unrealized appreciation	$5,587,870

a Certain securities were fair valued under the discretion of the Board of Trustees

* Non-income producing security during the period ended December 31, 2016

ADS — American depositary share

COUNTRY ALLOCATION (As a Percentage of Net Assets)

China (Includes the People’s Republic of China and Hong Kong)	98.3%

See accompanying notes to the financial statements.

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments December 31, 2016

	SHARES	VALUE
Equities – 97.4%
AUSTRALIA – 7.0%
Aristocrat Leisure Ltd.	774,535	$8,663,702
BlueScope Steel Ltd.	1,327,900	8,892,915
Cochlear Ltd.	107,100	9,471,823
Corporate Travel Management, Ltd.	269,506	3,563,073
CSR Ltd.	1,194,400	3,982,195
Domino’s Pizza Enterprises Ltd.	161,700	7,583,808
Evolution Mining Ltd.	4,938,900	7,556,086
		49,713,602
BELGIUM – 0.9%
Ion Beam Applications SA	71,565	3,136,807
NV Bekaert SA	88,009	3,565,291
		6,702,098
CANADA – 10.6%
BRP, Inc.*	146,200	3,086,892
Canadian Energy Services & Technology Corp.	1,219,100	6,954,871
CCL Industries, Inc.	35,270	6,929,490
Cott Corp.	697,974	7,908,045
Dollarama, Inc.	112,400	8,235,579
Maple Leaf Foods, Inc.	364,400	7,631,584
Parex Resources, Inc.*	1,008,847	12,697,933
Shopify, Inc.*	208,600	8,942,682
Sleep Country Canada Hldgs., Inc.	310,200	6,648,958
Torex Gold Resources, Inc.*	380,900	5,897,752
		74,933,786
CHINA – 3.0%
Nexteer Automotive Group Ltd.*	6,885,000	8,168,418
Shenzhou International Group Hldgs. Ltd.*	1,525,000	9,646,173
Sunny Optical Technology Group Co. Ltd.	803,000	3,515,617
		21,330,208
DENMARK – 2.2%
Genmab A/S*	63,256	10,506,094
SimCorp A/S	103,123	5,025,832
		15,531,926
FINLAND – 2.7%
Huhtamaki OYJ	231,438	8,594,876
Konecranes OYJ*	295,448	10,505,509
		19,100,385
FRANCE – 8.6%
Eurofins Scientific SE*	12,515	5,335,342
IPSOS SA	126,457	3,972,746
Nexity SA	168,926	7,905,737
Rubis SCA*	90,800	7,486,699
SEB SA	75,002	10,164,745
SOITEC SA*	2,731,794	4,227,092

See accompanying notes to the financial statements.

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND (continued)

Schedule of Investments December 31, 2016

	SHARES	VALUE
STMicroelectronics NV	854,000	$9,686,158
Teleperformance SA	122,800	12,318,779
		61,097,298
GERMANY – 2.1%
Aurelius AG	88,623	5,188,643
Dialog Semiconductor PLC*	162,100	6,853,417
Sixt SE	48,517	2,602,043
		14,644,103
IRELAND – 1.6%
Kingspan Group PLC	411,900	11,186,337
ITALY – 1.5%
Brembo SpA	171,711	10,393,034
JAPAN – 27.9%
Enigmo, Inc.*	197,200	2,431,360
Hazama Ando Corp.*	1,385,700	9,141,174
Hirata Corp.*	79,600	4,522,302
Itochu Techno-Solutions Corp*	203,200	5,285,373
Japan Lifeline Co. Ltd.*	593,900	11,844,970
Kajima Corp.	821,000	5,682,901
Koito Manufacturing Co. Ltd.	240,200	12,721,609
Kyudenko Corp.	239,600	6,437,168
Lion Corp.	698,000	11,466,610
Mabuchi Motor Co. Ltd.	161,800	8,444,749
Megmilk Snow Brand Co. Ltd.	354,300	9,761,249
MISUMI Group, Inc.	579,400	9,538,101
Mitsui Chemicals, Inc.	2,953,000	13,264,813
Morinaga & Co. Ltd.	298,400	12,446,631
Morinaga Milk Industry Co. Ltd.*	451,000	3,249,129
NH Foods Ltd.*	213,000	5,749,861
Nichias Corp.*	534,000	5,153,814
Nichirei Corp.	431,200	8,928,376
Open House Co. Ltd.	302,600	7,197,673
Takeuchi Manufacturing Co. Ltd.	516,900	11,516,643
Tokuyama Corp.*	1,454,000	5,523,645
Tokyo Ohka Kogya Co. Ltd.*	200,000	6,742,246
Toyota Boshoku Corp.*	380,700	8,752,435
V Technology Co. Ltd.	67,000	7,492,535
Yakuodo Co. Ltd.*	229,700	4,294,284
		197,589,651
NETHERLANDS – 0.9%
BE Semiconductor Industries NV	201,828	6,721,935

See accompanying notes to the financial statements.

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND (continued)

Schedule of Investments December 31, 2016

	SHARES	VALUE
NORWAY – 1.6%
Petroleum Geo-Services ASA*	616,700	$2,085,328
Subsea 7 SA*	560,148	7,089,906
TGS Nopec Geophysical Co. ASA	88,700	1,969,080
		11,144,314
SPAIN – 0.9%
Gamesa Corp. Technologica SA	337,400	6,843,893
SWEDEN – 4.9%
Husqvarna AB	621,300	4,831,636
Kindred Group PLC	837,400	7,863,321
Mycronic AB	382,063	4,109,737
Saab AB*	250,058	9,345,680
Swedish Orphan Biovitrum AB*	721,152	8,445,867
		34,596,241
SWITZERLAND – 5.5%
Logitech International SA	565,400	14,103,074
Swiss Life Hldg. AG	34,275	9,700,535
Temenos Group AG	162,993	11,348,526
VAT Group AG*	46,872	3,905,616
		39,057,751
UNITED KINGDOM – 15.5%
888 Hldgs. PLC	966,456	2,584,680
Admiral Group PLC	241,564	5,439,209
Berkeley Group Hldgs. PLC	255,457	8,840,563
Cairn Energy PLC*	2,129,673	6,191,642
Clinigen Group PLC	756,000	6,615,233
DCC PLC	66,100	4,920,434
Hays PLC	6,224,300	11,445,225
JD Sports Fashion PLC	2,824,020	11,064,283
Just Eat PLC*	2,129,400	15,313,100
Micro Focus International PLC	628,600	16,880,939
Paysafe Group PLC*	1,065,000	4,873,484
Rightmove PLC	188,500	9,067,236
Weir Group PLC	280,782	6,540,276
		109,776,304
Total Equities
(Cost: $639,857,131)		$690,362,866
Rights – 0.0%
AUSTRALIA
Corporate Travel Management Ltd.*	13,290	32,992
Total Rights
(Cost: $0)		$32,992
Total Investments – 97.4%
(Cost: $639,857,131)		$690,395,858
Other Assets Less Liabilities – 2.6%		18,118,111
Net Assets – 100%		$708,513,969

See accompanying notes to the financial statements.

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND (continued)

Schedule of Investments December 31, 2016

Cost of investments is $643,328,771 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$75,894,771
Gross unrealized depreciation	(28,827,684)
Net unrealized appreciation	$47,067,087

* Non-income producing security during the period ended December 31, 2016

SECTOR ALLOCATIONS (As a percentage of Net Assets)

Consumer Discretionary	19.3%
Consumer Staples	10.1%
Energy	5.2%
Financials	2.9%
Health Care	7.8%
Industrials	19.8%
Information Technology	19.2%
Materials	10.0%
Real Estate	2.1%
Utilities	1.0%

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Assets and Liabilities December 31, 2016

	MICRO-CAP FUND	SMALL-CAP OPPORTUNITIES FUND
ASSETS
Investment securities at value(a)	$61,352,644	$8,685,941
Cash	5,761,048	709,734
Receivable from fund shares sold	123,224	17,160
Dividends and interest receivable	7,666	1,327
Prepaid expenses	17,903	12,285
Total Assets	67,262,485	9,426,447
LIABILITIES
Payable for fund shares redeemed	9,623	4,744
Payable for securities purchased	10,148	—
Payable to advisor (see note 3)	56,127	4,706
Payable to distributor	14,032	2,022
Accrued expenses	39,176	30,234
Total Liabilities	129,106	41,706
NET ASSETS	$67,133,379	$9,384,741
SHARES OUTSTANDING
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)	3,048,975	675,677
Net asset value, offering price and redemption price	$22.02	$13.89
ANALYSIS OF NET ASSETS
Capital	$50,873,160	$7,979,170
Accumulated net investment loss	—	—
Accumulated net realized gains (losses) on investments	1,870,085	(183,056)
Net unrealized appreciation of investments	14,390,134	1,588,627
Net Assets	$67,133,379	$9,384,741
(a) Investment securities at cost	$46,962,510	$7,097,314

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Assets and Liabilities December 31, 2016 (continued)

	EMERGING GROWTH FUND	CHINA OPPORTUNITIES FUND	INTERNATIONAL OPPORTUNITIES FUND
ASSETS
Investment securities at value(a)	$41,198,262	$89,624,588	$690,395,858
Cash	3,510,031	1,371,281	3,584,206
Receivable from fund shares sold	4,508	10,108	463,087
Receivable from securities sold	—	560,397	15,899,983
Dividends and interest receivable	10,720	28,061	639,550
Prepaid expenses	14,102	19,734	85,051
Total Assets	44,737,623	91,614,169	711,067,735
LIABILITIES
Payable for fund shares redeemed	41,209	211,223	1,355,470
Payable for securities purchased	—	—	81,742
Payable to advisor (see note 3)	32,648	100,538	615,806
Payable to distributor	9,602	20,108	152,584
Accrued expenses	49,770	85,666	348,164
Total Liabilities	133,229	417,535	2,553,766
NET ASSETS	$44,604,394	$91,196,634	$708,513,969
SHARES OUTSTANDING
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)	1,848,721	8,334,673	35,099,449
Net asset value, offering price and redemption price	$24.13	$10.94	$20.19
ANALYSIS OF NET ASSETS
Capital	$41,136,385	$86,021,688	$688,732,499
Accumulated net investment loss	(1,788)	(353,376)	(142,513)
Accumulated net realized losses on investments and foreign currency transactions	(2,711,547)	(649,281)	(30,579,112)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,181,344	6,177,603	50,503,095
Net Assets	$44,604,394	$91,196,634	$708,513,969
(a) Investment securities at cost	$35,016,674	$83,447,031	$639,857,131

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Operations Year Ended December 31, 2016

	MICRO-CAP FUND	SMALL-CAP OPPORTUNITIES FUND
INVESTMENT INCOME
Dividends[a]	$455,473	$29,850
Total Income	455,473	29,850
EXPENSES
Investment advisory fees (see note 3)	326,981	36,170
Management fees (see note 3)	217,987	36,170
Distribution fees and shareholder services (see note 3)	136,242	22,606
Transfer agent fees and expenses	92,040	24,882
Custodian fees and expenses	56,861	50,402
Federal and state registration fees	28,897	23,745
Other	38,510	22,925
Total expenses before reimbursed expenses	897,518	216,900
Earnings credit (see note 6)	(5,370)	(809)
Expense reimbursement (see note 3)	—	(35,241)
Total Expenses	892,148	180,850
NET INVESTMENT LOSS	(436,675)	(151,000)
NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
Net realized gains (losses) on investment transactions	1,791,865	(156,948)
Change in net unrealized appreciation/depreciation on investments	11,090,702	801,025
Net realized/unrealized gains on investments	12,882,567	644,077
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,445,892	$493,077

a Dividends are net of foreign withholding tax of $182 for the Small-Cap Opportunities Fund.

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Operations Year Ended December 31, 2016 (continued)

	EMERGING GROWTH FUND	CHINA OPPORTUNITIES FUND	INTERNATIONAL OPPORTUNITIES FUND
INVESTMENT INCOME
Interest	$—	$—	$133,360
Dividends[a]	285,602	1,079,575	12,929,323
Total Income	285,602	1,079,575	13,062,683
EXPENSES
Investment advisory fees (see note 3)	215,731	1,289,333	9,867,622
Management fees (see note 3)	191,761	—	—
Distribution fees and shareholder services (see note 3)	119,850	257,866	1,973,524
Transfer agent fees and expenses	70,806	189,952	1,280,256
Custodian fees and expenses	97,334	198,244	806,473
Other	67,391	119,819	410,719
Total expenses before reimbursed expenses	762,873	2,055,214	14,338,594
Earnings credit (see note 6)	(2,113)	(11,407)	(29,222)
Expense reimbursement (see note 3)	—	—	(1,678,816)
Total Expenses	760,760	2,043,807	12,630,556
NET INVESTMENT INCOME (LOSS)	(475,158)	(964,232)	432,127
NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
Net realized losses on investment transactions	(2,612,868)	(175,814)	(10,041,857)
Net realized gains (losses) on foreign currency transactions	2,519	(1,069)	(88,726)
Net realized losses on investments and foreign currency transactions	(2,610,349)	(176,883)	(10,130,583)
Change in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,646,604	(8,723,170)	(29,841,055)
Net realized/unrealized losses on investments and foreign currencies	(963,745)	(8,900,053)	(39,971,638)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,438,903)	$(9,864,285)	$(39,539,511)

a Dividends are net of foreign withholding tax of $28,482, $37,201, and $1,268,440 for the Emerging Growth Fund, China Opportunities Fund and International Opportunities Fund, respectively.

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets

	MICRO-CAP FUND
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS
Net investment loss	$(436,675)	$(407,739)
Net realized gains on investment transactions	1,791,865	1,175,847
Change in net unrealized appreciation/depreciation on investments	11,090,702	215,237
Net increase in net assets resulting from operations	12,445,892	983,345
FROM DISTRIBUTIONS
Distributions from net realized gains on investments	(30,385)	(1,484,884)
Net decrease in net assets from distributions	(30,385)	(1,484,884)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	18,311,660	26,522,414
Proceeds from reinvestment of distributions	27,975	1,371,936
Redemption of shares (see note 5)	(14,300,415)	(5,965,089)
Net increase from capital share transactions	4,039,220	21,929,261
Total increase in net assets	16,454,727	21,427,722
NET ASSETS
Beginning of year	50,678,652	29,250,930
End of year	$67,133,379	$50,678,652
ACCUMULATED NET INVESTMENT LOSS	$—	$(407,739)
TRANSACTIONS IN SHARES
Shares sold	979,561	1,426,253
Shares issued in reinvestment of distributions	1,263	76,092
Less shares redeemed	(799,036)	(343,564)
Net increase from capital share transactions	181,788	1,158,781

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets  (continued)

	SMALL-CAP OPPORTUNITIES FUND
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS
Net investment loss	$(151,000)	$(195,562)
Net realized gains (losses) on investment transactions	(156,948)	1,027,040
Change in net unrealized appreciation/depreciation on investments	801,025	(634,467)
Net increase in net assets resulting from operations	493,077	197,011
FROM DISTRIBUTIONS
Distributions from net realized gains on investments	(384,144)	(1,169,659)
Net decrease in net assets from distributions	(384,144)	(1,169,659)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	840,256	5,836,471
Proceeds from reinvestment of distributions	320,466	1,000,204
Redemption of shares (see note 5)	(2,682,183)	(3,345,337)
Net increase (decrease) from capital share transactions	(1,521,461)	3,491,338
Total increase (decrease) in net assets	(1,412,528)	2,518,690
NET ASSETS
Beginning of year	10,797,269	8,278,579
End of year	$9,384,741	$10,797,269
ACCUMULATED NET INVESTMENT LOSS	$—	$(195,562)
TRANSACTIONS IN SHARES
Shares sold	65,439	362,199
Shares issued in reinvestment of distributions	22,874	72,531
Less shares redeemed	(213,492)	(212,186)
Net increase (decrease) from capital share transactions	(125,179)	222,544

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets  (continued)

	EMERGING GROWTH FUND
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS
Net investment loss	$(475,158)	$(562,489)
Net realized gains (losses) on investment transactions	(2,610,349)	7,409,717
Change in net unrealized appreciation/depreciation on investments	1,646,604	(3,610,685)
Net increase (decrease) in net assets resulting from operations	(1,438,903)	3,236,543
FROM DISTRIBUTIONS
Distributions from net realized gains on investments	(495,197)	(7,226,175)
Net decrease in net assets from distributions	(495,197)	(7,226,175)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	2,641,786	27,528,016
Proceeds from reinvestment of distributions	442,346	6,646,366
Redemption of shares (see note 5)	(13,393,640)	(21,312,251)
Net increase (decrease) from capital share transactions	(10,309,508)	12,862,131
Total increase (decrease) in net assets	(12,243,608)	8,872,499
NET ASSETS
Beginning of year	56,848,002	47,975,503
End of year	$44,604,394	$56,848,002
ACCUMULATED NET INVESTMENT LOSS	$(1,788)	$(600,135)
TRANSACTIONS IN SHARES
Shares sold	112,661	926,867
Shares issued in reinvestment of distributions	18,279	265,748
Less shares redeemed	(575,958)	(763,960)
Net increase (decrease) from capital share transactions	(445,018)	428,655

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets  (continued)

	CHINA OPPORTUNITIES FUND
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS
Net investment loss	$(964,232)	$(864,966)
Net realized gains (losses) on investments and foreign currency transactions	(176,883)	17,179,441
Change in net unrealized appreciation/depreciation on investments and foreign currencies	(8,723,170)	(18,609,486)
Net decrease in net assets resulting from operations	(9,864,285)	(2,295,011)
FROM DISTRIBUTIONS
Distributions from net realized gains on investments	(737,819)	(11,677,091)
Net decrease in net assets from distributions	(737,819)	(11,677,091)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	9,687,099	18,023,686
Fund reorganization	3,891,806	—
Proceeds from reinvestment of distributions	682,242	10,736,968
Redemption of shares (see note 5)	(25,748,981)	(68,115,920)
Net decrease from capital share transactions	(11,487,834)	(39,355,266)
Total decrease in net assets	(22,089,938)	(53,327,368)
NET ASSETS
Beginning of year	113,286,572	166,613,940
End of year	$91,196,634	$113,286,572
ACCUMULATED NET INVESTMENT LOSS	$(353,376)	$(864,966)
TRANSACTIONS IN SHARES
Shares sold	889,059	1,208,747
Fund reorganization	350,929	—
Shares issued in reinvestment of distributions	63,288	879,359
Less shares redeemed	(2,288,862)	(4,853,991)
Net decrease from capital share transactions	(985,586)	(2,765,885)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets  (continued)

	INTERNATIONAL OPPORTUNITIES FUND
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS
Net investment income	$432,127	$286,387
Net realized gains (losses) on investments and foreign currency transactions	(10,130,583)	10,573,163
Change in net unrealized appreciation/depreciation on investments and foreign currencies	(29,841,055)	57,909,173
Net increase (decrease) in net assets resulting from operations	(39,539,511)	68,768,723
FROM DISTRIBUTIONS
Distributions from net investment income	(477,077)	(1,400,220)
Net decrease in net assets from distributions	(477,077)	(1,400,220)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	347,890,912	418,081,174
Proceeds from reinvestment of distributions	394,357	1,228,531
Redemption of shares (see note 5)	(338,897,207)	(156,210,302)
Net increase from capital share transactions	9,388,062	263,099,403
Total increase (decrease) in net assets	(30,628,526)	330,467,906
NET ASSETS
Beginning of year	739,142,495	408,674,589
End of year	$708,513,969	$739,142,495
ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(142,513)	$286,387
TRANSACTIONS IN SHARES
Shares sold	16,912,636	20,359,500
Shares issued in reinvestment of distributions	19,698	57,274
Less shares redeemed	(16,479,297)	(7,787,453)
Net increase from capital share transactions	453,037	12,629,321

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2016

1. Description of Organization

Description of organization.  The Oberweis Funds (the “Trust”) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Trust is authorized to operate numerous Funds under various trading strategies. The Trust consists of six Funds of which five are in this report: the Oberweis Micro-Cap Fund, the Oberweis Small-Cap Opportunities Fund, the Oberweis Emerging Growth Fund, the Oberweis China Opportunities Fund and the Oberweis International Opportunities Fund (collectively, “the Funds”) are each a series of the Trust.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are an investment company and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies”.

Investment valuation.  Investments in securities are stated at value as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (generally 3 p.m., Central Standard Time). Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day’s bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the closing bid price determined on the basis of reasonable inquiry. Options are valued at the last reported bid price on the primary exchange as of the close of the regular trading session of the Chicago Board Options Exchange (“CBOE”). Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.

The Oberweis Emerging Growth Fund, the Oberweis China Opportunities Fund and the Oberweis International Fund hold foreign equity securities. Foreign securities are fair valued as described in the following circumstances. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the regular trading session of the NYSE. Due to the time differences between the closings of the relevant foreign securities exchanges and the close of the regular trading session of the NYSE for the Funds, the Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2016 (continued)

furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Fair Value Measurements.  In accordance with Financial Accounting Standards Board (“FASB”) guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, set out a framework for measuring fair value, and expand disclosures regarding fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2016:

	MICRO-CAP FUND	SMALL-CAP OPPORTUNITIES FUND
Level 1 – Equities	$61,352,644	$8,685,941
Level 2	—	—
Level 3	—	—
Total Investments	$61,352,644	$8,685,941

	EMERGING GROWTH FUND	CHINA OPPORTUNITIES FUND
Level 1 – Equities
Total Asia	$8,616,182	$30,625,710
Total Australia	—	—
Total Europe	9,024,813	—
Total North America	23,557,267	—
Total Level 1	41,198,262	30,625,710
Level 2 – Equities
Total Asia	—	58,998,878
Total Australia	—	—
Total Europe	—	—
Total Commercial Paper	—	—
Total Level 2	—	58,998,878
Level 3	—	—
Total Investments	$41,198,262	$89,624,588

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2016 (continued)

INTERNATIONAL OPPORTUNITIES FUND
Level 1 – Equities
Total Asia	$218,919,859
Total Australia	49,713,602
Total Europe	346,795,619
Total North America	74,933,786
Rights
Total Australia	32,992
Total Level 1	690,395,858
Level 2 – Equities
Total Asia	—
Total Australia	—
Total Europe	—
Total Commercial Paper	—
Total Level 2	—
Level 3	—
Total Investments	$690,395,858

The Funds’ assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The pricing service provides fair market valuation on days when the movement in relevant indices exceeds a predetermined threshold. When fair market valuations are employed these techniques may result in transfers between Level 1 and Level 2.

Significant Transfers between Levels 1 and 2 included securities valued at $15,740,871, $8,091,196, and $452,839,913 at December 31, 2016 respectively for the Emerging Growth Fund, China Opportunities Fund, and the International Opportunities Fund. These changes were primarily the result of certain foreign securities using a systematic fair value model at December 31, 2015 but not at December 31, 2016.

Foreign Currency Transactions.  The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies.  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2016 (continued)

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Fund share valuation.  Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the NYSE is open for trading, the net asset value per share is determined as of the later of the close of the NYSE or the CBOE by dividing the total value of each Fund’s investments and other assets, less liabilities, by the number of each Fund’s shares outstanding.

Investment transactions and investment income.  Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund, and interest income is recorded on the accrual basis and includes amortization of premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on the date of expiration.

Federal income taxes and dividends to shareholders.  It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2016. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. (“GAAP”). Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus GAAP.

For the year ended December 31, 2016, permanent book and tax differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, redemption in kind and passive foreign investment company (“PFIC”) adjustments were identified and reclassified among the components of the Funds' net assets.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2016, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increases/(Decrease)
	Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments
Micro-Cap Fund	$(625,597)	$436,675	$188,922
Emerging Growth Fund	$(492,128)	$507,963	$(15,835)
Small-Cap Opportunities Fund	$(158,029)	$151,000	$7,029
China Opportunities Fund	$(862,611)	$610,856	$251,755
International Opportunities Fund	$(17,671)	$(47,317)	$64,988

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2016 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
Micro-Cap Fund	$—	$30,385	$30,385
Emerging Growth Fund	$—	$495,197	$495,197
Small-Cap Opportunities Fund	$—	$384,144	$384,144
China Opportunities Fund	$—	$737,819	$737,819
International Opportunities Fund	$477,077	$—	$477,077

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
Micro-Cap Fund	$—	$1,484,884	$1,484,884
Emerging Growth Fund	$—	$7,226,175	$7,226,175
Small-Cap Opportunities Fund	$—	$1,169,659	$1,169,659
China Opportunities Fund	$—	$11,677,091	$11,677,091
International Opportunities Fund	$1,400,220	$—	$1,400,220

As of December 31, 2016, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

	Not Subject to Expiration (Post-Enactment)
	Short-Term	Long-Term
Micro-Cap Fund	$—	$—
Emerging Growth Fund	$2,430,712	$—
Small-Cap Opportunities Fund	$172,911	$—
China Opportunities Fund	$128,975	$—
International Opportunities Fund	$27,266,468	$—

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, the date of enactment of the Act, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. In the funds' reorganization, pre-enactment short term capital losses of $1,176,876 were carried forward from Asia Opportunities Fund to China Opportunities Fund. Due to loss limitations, all $1,176,876 of the pre-enactment capital loss carryforward expired unused as of December 31, 2016.

Post-October capital losses and Qualified late-year losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2016, China Opportunities Fund and Emerging Growth Fund deferred $283,995 and $1,788, respectively of qualified late-year losses to January 1, 2017.

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2016 (continued)

As of December 31, 2016 the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income (Deficit)	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation on Investments	Unrealized Appreciation/ (Depreciation) Foreign Currency Translations
Micro-Cap Fund	$—	$2,002,468	$—	$14,257,751	$—
Emerging Growth Fund	$—	$—	$(2,432,500)	$5,900,753	$(244)
Small-Cap Opportunities Fund	$—	$—	$(172,912)	$1,578,483	$—
China Opportunities Fund	$—	$—	$(412,970)	$5,587,870	$46
International Opportunities Fund	$—	$—	$(27,266,468)	$47,067,087	$(19,149)

Accumulated capital and other losses consists of timing differences related to wash sales, late-year losses and capital loss carryforwards.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and as of December 31, 2016, open federal tax years included the tax years ended 2013 though 2016. The Funds have no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of estimates.  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Indemnifications.  Under the Trusts’ organizational documents, its present and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trusts’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Transactions with affiliates

The Funds have written agreements with Oberweis Asset Management, Inc. (“OAM”) as the Funds’ investment adviser and manager. Oberweis Securities, Inc. (“OSI”), the Funds’ principal distributor, is an affiliate of OAM.

Investment advisory agreement.  Under the Advisory Agreement, OAM provides investment advisory services to the Micro-Cap, Emerging Growth, and Small-Cap Opportunities Funds and pursuant to a separate Management Agreement, OAM provides non-investment advisory management services such as administrative, compliance and accounting services to these Funds. For investment advisory services, the Micro-Cap Fund paid monthly investment advisory fees at an annual rate equal to .60% of average daily net assets. The Emerging Growth Fund paid monthly investment advisory fees at an annual rate equal to .45% of the first $50 million of average daily net assets and .40% of average daily net assets in excess of $50 million. The Small-Cap Opportunities Fund paid monthly investment advisory fees at an annual rate equal to .40% of average daily net assets. For investment

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2016 (continued)

advisory and management services, the China Opportunities Fund and International Opportunities Fund paid monthly investment advisory and management fees at an annual rate equal to 1.25% of average daily net assets. For the year ended December 31, 2016, the Micro-Cap Fund, Small-Cap Opportunities Fund and Emerging Growth Fund, incurred investment advisory fees totaling $326,981, $36,170, and $215,731, respectively. For the year ended December 31, 2016, the China Opportunities Fund and International Opportunities Fund incurred investment advisory and management fees totaling $1,289,333 and $9,867,622, respectively.

Management agreement.  For management services and facilities furnished, the Micro-Cap Fund, Small-Cap Opportunities Fund and Emerging Growth Fund each paid a monthly fee at an annual rate equal to .40% of average daily net assets. For the year ended December 31, 2016, the Micro-Cap Fund, Small-Cap Opportunities Fund and Emerging Growth Fund incurred management fees totaling $217,987, $36,170 and $191,761, respectively.

Expense reimbursement.  OAM is contractually obligated to reduce its management fees or reimburse the Emerging Growth Fund, Micro-Cap Fund, and Small-Cap Opportunities Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year the following amounts expressed as a percentage of each Fund’s average daily net assets: 2% of the first $25 million; plus 1.8% of the next $25 million; plus 1.6% of average daily net assets in excess of $50 million. OAM is also contractually obligated to reduce its investment and management fees or reimburse the China Opportunities Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year 2.49% expressed as a percentage of the Fund’s average daily net assets. OAM is also contractually obligated to reduce its investment and management fees or reimburse the International Opportunities Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year 1.60% expressed as a percentage of the Funds’ average daily net assets. For the year ended December 31, 2016 OAM reimbursed the Small-Cap Opportunities Fund and the International Opportunities Fund in the amount of $35,241 and $1,678,816, respectively.

Officers and trustees.  Certain officers and trustees of the Trust are also officers and/or directors of OAM and OSI. During the year ended December 31, 2016, the Trust made no direct payments to its officers and paid $101,000 to its unaffiliated trustees.

Distribution and shareholder service agreement.  The Funds have a distribution and shareholder services agreement with OSI. For services under the distribution and shareholder services agreement, the Funds pay OSI a fee at the annual rate of .25% of the average daily net assets as compensation for services. For the year ended December 31, 2016, the Micro-Cap Fund, Small-Cap Opportunities Fund, Emerging Growth Fund, China Opportunities Fund and International Opportunities Fund incurred distribution fees totaling $136,242, $22,606, $119,850, $257,866, and $1,973,524, respectively.

Affiliated Commissions.  For the year ended December 31, 2016, the Micro-Cap Fund, Small-Cap Opportunities Fund, Emerging Growth Fund, China Opportunities Fund, and International Opportunities Fund did not execute any security transactions through OSI and therefore did not pay commissions to OSI.

4. Investment transactions

The cost of securities purchased and proceeds from securities sold during the year ended December 31, 2016, other than options written and money market investments, aggregated $55,204,672 and $53,925,358, respectively, for the Micro-Cap Fund, $13,204,299 and$15,528,765, respectively, for the Small-Cap Opportunities Fund, $60,094,031 and

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2016 (continued)

$74,519,748, respectively, for the Emerging Growth Fund, $122,059,387 and $134,346,149, respectively, for the China Opportunities Fund and $1,088,593,558 and $1,041,771,600, respectively, for the International Opportunities Fund. The Funds did not hold government securities during the year ended December 31, 2016.

The Funds may write covered call options. The premiums received provide a partial hedge (protection) against declining prices and enables each Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for each Fund. The Funds write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Amounts recovered for securities litigation are included in the realized gains of the Fund and are recorded when received. The Funds did not write covered call options for the year ended December 31, 2016.

5. Redemption fee

The Oberweis Funds are designed for long-term investors. To discourage market timers redemptions of shares of the Micro-Cap Fund, the Small-Cap Opportunities Fund and the Emerging Growth Fund within 90 days of purchase are subject to a 1% redemption fee of the total redemption amount and 2% for the China Opportunities Fund and the International Opportunities Fund. The redemption fee is deducted from the redemption proceeds and is retained by the Fund.

The redemption fee is retained by the Funds for the expense they incur in connection with shareholder redemptions. Redemption fees received by the Micro-Cap Fund, Small-Cap Opportunities Fund, Emerging Growth Fund, China Opportunities Fund and International Opportunities Fund were $23,372, $60, $2,327, $12,237 and $328,090, respectively, for the year ended December 31, 2016, and $4,051, $44,141, $11,911, $120,674 and $181,661, respectively, for the year ended December 31, 2015, and were recorded as a reduction of the redemption of shares redeemed in the Statements of Changes in Net Assets.

6. Earnings credits and interest charges

The Trust, as part of the agreement with the Custodian, receives credits against its custodian fees on its uninvested cash balances and is allowed to borrow for temporary purposes. Borrowings are not to exceed 5% of the value of each Fund’s total assets at the time of any such borrowing. Interest on amounts borrowed is calculated at the prime rate and is payable monthly. During the year ended December 31, 2016, the Micro-Cap Fund, Small-Cap Opportunities Fund, Emerging Growth Fund, China Opportunities Fund and International Opportunities Fund received credits of $5,370, $809, $2,113, $11,407 and $29,222, respectively. During the year ended December 31, 2016, the Micro-Cap Fund, Small-Cap Opportunities Fund, Emerging Growth Fund, China Opportunities Fund and International Opportunities Fund incurred interest charges of $386, $315, $3,215, $0 and $4,792, respectively, which is included in custodian fees and expenses in the Statement of Operations.

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2016 (continued)

7. Fund Reorganization

On April 22, 2016 the shareholders of the Oberweis Asia Opportunities Fund (the “Asia Fund”) approved an Agreement and Plan of Reorganization (“Reorganization Plan”), which qualified as a tax-free exchange for federal income tax purposes, providing for the transfer of assets and the assumption of liabilities of the Asia Fund to the Oberweis China Opportunities Fund (the “China Fund”). The Reorganization Plan provided for the acquisition by the China Fund of all of the assets of the Asia Fund in exchange solely for the assumption of all of the liabilities of the Asia Fund and the issuance of shares of the China Fund distributed pro rata by the Asia Fund to its shareholders in complete liquidation and termination of the Asia Fund. Pursuant to the Reorganization Plan, each shareholder of the Asia Fund received shares of the China Fund equal in value to the shares the shareholder had immediately prior to the Reorganization. On April 29, 2016, the reorganization was completed.

The aggregate net assets of the China Fund immediately before the reorganization were $102,056,751 and the combined net assets immediately after the reorganization were $105,949,924.

The reorganization was accomplished by a tax-free exchange of 441,503 shares of the Asia Fund valued at $3,893,173 (including $(14,924) of unrealized depreciation). In exchange for the Asia Fund’s shares, the China Fund issued 350,929 shares.

For financial reporting purposes, net assets received and shares issued by the China Fund were recorded at fair value: however, the Asia Fund’s cost of investments was carried forward.

The financial statements reflect the operations of the China Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Asia Fund that have been included in the combined China Fund’s Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on January 1, 2016, the China Fund’s pro-forma net investment loss, net realized gains (losses) on investments and foreign currency transactions, change in net unrealized appreciation/depreciation on investments and foreign currencies, and net decrease in net assets resulting from operations for the twelve months ended December 31, 2016 would have been approximately $(992,834), $611, $(9,181,645), and $(10,173,868), respectively.

8. Subsequent events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

THE OBERWEIS FUNDS

Financial Highlights

Per share income and capital for a share outstanding throughout each period is as follows:

	MICRO-CAP FUND
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$17.68	$17.12	$20.05	$12.16	$11.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss[a]	(.15)	(.24)	(.27)	(.20)	(.16)
Net realized and unrealized gains (losses) on investments	4.49	1.34	(1.32)	8.08	1.12
Total from investment operations	4.34	1.10	(1.59)	7.88	.96
Redemption Fees[a]	.01	—	0.04	.01	—
Less distributions:
Distribution from net realized gains on investments	(.01)	(0.54)	(1.38)	—	—
Net asset value at end of year	$22.02	$17.68	$17.12	$20.05	$12.16
Total Return (%)	24.60	6.38	(7.71)	64.88	8.57
RATIO/SUPPLEMENTAL DATA
Net Assets at end of year (in thousands)	$67,133	$50,679	$29,251	$35,925	$19,545
Ratio of gross expenses to average net assets (%)	1.65	1.72	1.71	1.87	2.00
Ratio of net expenses to average net assets (%)[b]	1.64	1.72	1.71	1.86	2.00
Ratio of net investment loss to average net assets (%)	(.80)	(1.35)	(1.38)	(1.28)	(1.31)
Portfolio turnover rate (%)	102	133	141	71	48

Notes:

a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.

b The ratios in this row reflect the impact, if any, of expense offset arrangements and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights  (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	SMALL-CAP OPPORTUNITIES FUND
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$13.48	$14.32	$17.04	$12.08	$11.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss[a]	(.22)	(.27)	(.26)	(.17)	(.20)
Net realized and unrealized gains (losses) on investments	1.22	1.02	(.64)	6.06	1.12
Total from investment operations	1.00	.75	(.90)	5.89	.92
Redemption Fees[a]	—	.02	—	—	—
Less distributions:
Distribution from net realized gains on investments	(.59)	(1.61)	(1.82)	(.93)	—
Net asset value at end of year	$13.89	$13.48	$14.32	$17.04	$12.08
Total Return (%)	7.38	5.10	(5.31)	48.87	8.24
RATIO/SUPPLEMENTAL DATA
Net Assets at end of year (in thousands)	$9,385	$10,797	$8,279	$9,392	$7,298
Ratio of gross expenses to average net assets (%)	2.40	2.00	2.18	2.39	2.43
Ratio of net expenses to average net assets (%)[b]	2.00	2.00	2.00	2.00	2.00
Ratio of net investment loss to average net assets (%)	(1.67)	(1.72)	(1.62)	(1.18)	(1.61)
Portfolio turnover rate (%)	150	134	107	134	99

Notes:

a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.

b The ratios in this row reflect the impact, if any, of expense offset arrangements and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights  (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	EMERGING GROWTH FUND
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$24.78	$25.72	$30.84	$19.68	$18.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss[a]	(.24)	(.27)	(.39)	(.33)	(.28)
Net realized and unrealized gains (losses) on investments	(.14)	2.86	(2.32)	11.48	1.75
Total from investment operations	(.38)	2.59	(2.71)	11.15	1.47
Redemption Fees[a]	—	.02	.02	.01	—
Less distributions:
Distribution from net realized gains on investments	(.27)	(3.55)	(2.43)	—	—
Net asset value at end of year	$24.13	$24.78	$25.72	$30.84	$19.68
Total Return (%)	(1.54)	10.02	(8.75)	56.71	8.07
RATIO/SUPPLEMENTAL DATA
Net Assets at end of year (in thousands)	$44,604	$56,848	$47,976	$70,493	$58,444
Ratio of gross expenses to average net assets (%)	1.59	1.51	1.49	1.53	1.57
Ratio of net expenses to average net assets (%)[b]	1.59	1.51	1.49	1.53	1.57
Ratio of net investment loss to average net assets (%)	(.99)	(.95)	(1.32)	(1.35)	(1.43)
Portfolio turnover rate (%)	126	200	95	70	54

Notes:

a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.

b The ratios in this row reflect the impact, if any, of expense offset arrangements.

THE OBERWEIS FUNDS

Financial Highlights  (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	CHINA OPPORTUNITIES FUND
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$12.15	$13.79	$16.83	$11.12	$8.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss[a]	(.11)	(.09)	(.15)	(.08)	(.06)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	(1.01)	(.22)	(.93)	6.68	2.48
Total from investment operations	(1.12)	(.31)	(1.08)	6.60	2.42
Redemption Fees[a]	—	.01	.02	.01	—
Less dividends and distributions:
Distribution from net realized gains on investments	(.09)	(1.34)	(1.88)	(.75)	—
Dividends from net investment income	—	—	(.10)	(.15)	—
Total dividends and distributions	(.09)	(1.34)	(1.98)	(.90)	—
Net asset value at end of year	$10.94	$12.15	$13.79	$16.83	$11.12
Total Return (%)	(9.22)	(2.20)	(6.27)	59.56	27.82
RATIO/SUPPLEMENTAL DATA
Net Assets at end of year (in thousands)	$91,197	$113,287	$166,614	$199,209	$119,940
Ratio of gross expenses to average net assets (%)	1.99	1.95	1.93	2.07	2.15
Ratio of net expenses to average net assets (%)[b]	1.98	1.95	1.93	2.07	2.15
Ratio of net investment loss to average net assets (%)	(.93)	(.61)	(.92)	(.59)	(.62)
Portfolio turnover rate (%)	125	81	127	140	115

Notes:

a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.

b The ratios in this row reflect the impact, if any, of expense offset arrangements.

THE OBERWEIS FUNDS

Financial Highlights  (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	INTERNATIONAL OPPORTUNITIES FUND
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of year	$21.33	$18.56	$19.45	$12.74	$9.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)[a]	.01	.01	(.06)	(.01)	.09
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	(1.15)	2.79	(.85)	6.99	3.12
Total from investment operations	(1.14)	2.80	(.91)	6.98	3.21
Redemption Fees[a]	.01	.01	.02	.02	—
Less dividends and distributions:
Distribution from net realized gains on investments	—	—	—	(.20)	—
Dividends from net investment income	(.01)	(.04)	—	(.09)	(.21)
Total dividends and distributions	(.01)	(.04)	—	(.29)	(.21)
Net asset value at end of year	$20.19	$21.33	$18.56	$19.45	$12.74
Total Return (%)	(5.28)	15.14	(4.58)	55.01	32.96
RATIO/SUPPLEMENTAL DATA
Net Assets at end of year (in thousands)	$708,514	$739,142	$408,675	$166,487	$20,751
Ratio of gross expenses to average net assets (%)	1.82	1.85	1.89	2.20	2.86
Ratio of net expenses to average net assets (%)[b]	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income (loss) to average net assets (%)	.05	.05	(.33)	(.05)	.82
Portfolio turnover rate (%)	139	214	212	176	280

Notes:

a The net investment income (loss) per share data and the redemption fee data were determined using average shares outstanding during the period.

b The ratios in this row reflect the impact, if any, of expense offset arrangements and expense reimbursement from the advisor.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Oberweis Funds
  and the Shareholders of Oberweis Micro-Cap Fund,
  Oberweis Small-Cap Opportunities Fund, Oberweis Emerging Growth Fund,
  Oberweis China Opportunities Fund, and Oberweis International Opportunities Fund

We have audited the accompanying statements of assets and liabilities of Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund, Oberweis Emerging Growth Fund, Oberweis China Opportunities Fund, and Oberweis International Opportunities Fund, each a series of shares of beneficial interest in The Oberweis Funds (the “Funds”), including the schedules of investments, as of December 31, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2015 and the financial highlights for each of the years in the four-year period ended December 31, 2015 were audited by other auditors whose report, dated February 25, 2016, expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund, Oberweis Emerging Growth Fund, Oberweis China Opportunities Fund, and Oberweis International Opportunities Fund as of December 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 24, 2017

TRUSTEES AND OFFICERS OF THE OBERWEIS FUNDS (unaudited)

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation Last Five Years	Number of Portfolios Overseen by Trustee	Other Directorships
NONINTERESTED TRUSTEES
Katherine Smith Dedrick (59) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since November, 2004[1]	President – Smith Dedrick Properties, Inc., 2016 to present; President – KDS Law P.C., 2015 to present; President – KSD Global Consulting, Inc., 2015 to present; President – Aggressive Publishing, Inc., 2010 to present; Member – Risk Worldwide LLC, 2011 to present; Partner – Childress Duffy, Ltd., 2007 to 2015.	6	None
Gary D. McDaniel (68) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since April, 2004[1]	Chairman – Star Packaging Corp., 2012 to 2013.	6	None
James G. Schmidt (69) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since December, 2003[1]	Senior Vice President and Chief Financial Officer – Federal Heath Sign Co., May 2003 to present.	6	None
INTERESTED TRUSTEES
James D. Oberweis (70) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee[2]	Trustee and Officer since July, 1986[1]	Illinois State Senator, January 2013 to present; Chairman – Oberweis Dairy, Inc. December, 1986 to present. Chairman – Diamond Marketing Solutions November, 2009 to present.	6	None
James W. Oberweis (42) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	President	Officer since August, 1996[3]	President – Oberweis Asset Management, Inc., September, 2001 to present; Portfolio Manager from December, 1995 to present; President and Director – Oberweis Securities, Inc., September, 1996 to present.	Not Applicable	None
Patrick B. Joyce (57) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Executive Vice President and Treasurer	Officer since October, 1994[3]	Executive Vice President, Secretary and Director – Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director – Oberweis Securities, Inc. September, 1996 to present.	Not Applicable	None
David I. Covas (41) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 2004[3]	Vice President – Oberweis Asset Management, Inc., September, 2003 to present.	Not Applicable	None
Kenneth S. Farsalas (46) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 2009[3]	Vice President – Oberweis Asset Management, Inc., November 2004 to present.	Not Applicable	None
Eric V. Hannemann (43) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Secretary	Officer since August, 2005[3]	Vice President of Accounting – Oberweis Asset Management, Inc. and Oberweis Securities, Inc., June, 2004 to present.	Not Applicable	None

1 Unless otherwise noted, each trustee shall serve as a trustee of the Fund until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such trustee sooner dies, resigns, retires or is removed.

2 James D. Oberweis is an interested trustee of the Fund since he is a shareholder of Oberweis Asset Management, Inc., the Fund’s investment advisor.

3 Elected annually by board of trustees.

The Statement of Additional Information includes additional information about Fund officers and trustees and is available upon request without charge, by calling the Fund at 800-323-6166.

58 & 59

THE OBERWEIS FUNDS

Supplemental Information (Unaudited)

Qualified Dividend Income

For the year ended December 31, 2016, 100% of the dividends paid from net investment income for the International Opportunities Fund is designated as qualified dividend income.

Long-term Capital Gain

The Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund and China Opportunities Fund designates $30,385, $495,197, $384,144 and $737,819, respectively, as a long-term capital gain distribution.

Proxy Voting:

The Oberweis Funds has delegated authority to vote proxies related to the Funds’ (Emerging Growth Fund, Micro-Cap Fund, Small-Cap Opportunities Fund, China Opportunities Fund and International Opportunities Fund) portfolio securities to the Funds’ investment adviser, Oberweis Asset Management, Inc. (“OAM”). A description of the policies and procedures that OAM uses in fulfilling this responsibility is available, without charge, upon request, by calling 800-323-6166. It also appears on oberweisfunds.com and in the Funds’ Statement of Additional Information, which can be found on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 800-323-6166, and (2) on the SEC’s website at http://www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarter of each fiscal year (March 31 and September 30) on Form NQ. The Funds’ Forms NQ are available, without charge, on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Contracts:

The Investment Advisory Agreement between The Oberweis Funds (the “Trust”) and Oberweis Asset Management (“OAM”) with respect to the Micro-Cap, Emerging Growth and Small-Cap Opportunities Funds and the Investment Advisory and Management Agreements for each of the China Opportunities Fund and International Opportunities Fund (collectively, the “Agreements”) were last approved by the Board of Trustees (the “Board”), including all of the trustees who are not parties to such Agreements or interested persons of any such party (the “independent trustees”), on August 17, 2016. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Agreements was in the best interests of the shareholders of each Fund. The independent trustees were assisted by legal counsel in making their determination.

The Board noted that OAM has been associated with each Fund since its inception. The Board recognized that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders, and that shareholders have invested in the Funds knowing that OAM manages the Funds and knowing the investment advisory fee schedules.

Nature, Quality and Extent of Services.  With respect to the nature, quality and extent of the services provided by OAM pursuant to the Agreements, as applicable, the Board considered

THE OBERWEIS FUNDS

Supplemental Information (Unaudited) (continued)

the functions performed by OAM and the personnel providing such services, information contained in OAM’s Form ADV, OAM’s financial condition and the compliance reports provided to the Board, and the culture of compliance created by OAM, including the competency of the chief compliance officer of the Trust. The Board also considered the experience, academic background, long tenure and structure of the portfolio management teams and their respective roles, as well as the honesty and integrity of OAM, and that OAM personnel are open and forthright with the Board. In addition, the Board considered that OAM is a research-oriented firm that conducts extensive research. Based on the information provided, the Board concluded that the nature and extent of services provided to each Fund by OAM were appropriate, and that the quality of such services was good.

The Board also reviewed the reports prepared by OAM containing information on total returns and average annual total returns of the Funds over various periods of time, as compared to relevant market indices and other mutual funds pursuing broadly similar strategies. The Board noted that the peer group mutual funds had been provided by OAM at a previous meeting, and include funds currently in existence that were similar in investment objective to each of the respective Funds. The Board noted that performance of the Funds for the year-to-date, one-, three-, five- and ten-year or inception-to-date periods ended July 31, 2016, as applicable, was generally mixed. Based on the information provided, the Board concluded that: (i) as to the Micro-Cap Fund, the Fund outperformed the other mutual funds included in the report and the relevant market indices for the year-to-date, one-year, three-year and five-year periods, and that the Fund outperformed five of the six other mutual funds included in the report and that in one instance outperformed and in the other instance underperformed the relevant market indices for the ten-year period; (ii) as to the Emerging Growth Fund, the Fund underperformed in varying degrees all but two of the ten mutual funds included in the report and underperformed two of the three relevant market indices for the year-to-date period, the Fund underperformed in varying degrees the other mutual funds included in the report, outperformed one of the relevant market indices, underperformed one of the relevant market indices, and performed in line with another of the market indices for the one-year period, the Fund outperformed in varying degrees all but one of the other mutual funds included in the report and outperformed the relevant market indices for the three-year period, and the Fund in some instances outperformed in varying degrees the other mutual funds included in the report and in other instances underperformed in varying degrees the other mutual funds in the report and generally underperformed the relevant market indices for the five-year and ten-year periods; (iii) as to the Small-Cap Opportunities Fund, the Fund in some instances outperformed in varying degrees the other mutual funds included in the report and in other instances underperformed in varying degrees the other mutual funds in the report and underperformed the relevant market indices for the year-to-date and one-year periods, the Fund in some instances outperformed in varying degrees the other mutual funds in the report and in some instances underperformed in varying degrees the other mutual funds included in the report and in one instance outperformed and in the other instance underperformed the relevant market indices for the three-year period, and the Fund generally underperformed in varying degrees all but one of the six to seven other mutual funds included in the report and underperformed the relevant market indices for the five- and ten-year periods; (iv) as to the China Opportunities Fund, the Fund underperformed in varying degrees the other mutual funds included in the report and outperformed the relevant market indices for the year-to-date and one-year periods, the Fund in some instances outperformed the other mutual funds included in the report and in other instances underperformed the other mutual funds in the report and outperformed the relevant market indices for the three-year period, the Fund outperformed the other mutual funds included in the report and the relevant market indices for

THE OBERWEIS FUNDS

Supplemental Information (Unaudited) (continued)

the five-year period and the Fund outperformed the other mutual funds in the report and underperformed the relevant market index for the ten-year period; (v) as to the International Opportunities Fund, the Fund outperformed in varying degrees all but two of the ten other mutual funds included in the report and underperformed the relevant market index for the year-to-date period, the Fund in all instances but one outperformed the other mutual funds included in the report and outperformed the relevant market index for the one-year period, the Fund outperformed the other mutual funds included in the report and outperformed the relevant market index for the three-year and five-year periods, and the Fund in all instances but one outperformed the other mutual funds included in the report and outperformed the relevant market index for the inception-to-date (February 1, 2007) period.

Fees and Expenses.  For each Fund, the Board compared the amounts paid to OAM for advisory and management services and each Fund’s expense ratio with other mutual funds pursuing broadly similar strategies, as included in the reports prepared by OAM.

This information showed that the advisory and management fees of the Micro-Cap Fund were the same as or lower than the other mutual funds, the advisory and management fees of the Emerging Growth Fund were the same as or lower than all but one of the nine other mutual funds, the advisory and management fees of the Small-Cap Opportunities Fund were lower than all but two of the seven other mutual funds, the advisory and management fees of the International Opportunities Fund were the same as three of the ten other mutual funds, lower than three of the ten other mutual funds and higher than four of the ten other mutual funds, the advisory and management fees of the China Opportunities Fund were the same as two of the seven other mutual funds and higher than four of the seven other mutual funds. The information also showed that the expense ratio of the Micro-Cap Fund was lower than two of the six other mutual funds, the expense ratio of the Emerging Growth Fund was lower than three of the nine other mutual funds, the expense ratio of the International Opportunities Fund was lower than five of the ten other mutual funds, the expense ratio of the China Opportunities Fund was higher than all but one of the seven other mutual funds, and the expense ratio of the Small-Cap Opportunities Fund was the highest compared to the seven other mutual funds. The Board also noted that the Small-Cap Opportunities Fund was significantly smaller in size relative to the seven other funds included in the report. In addition, the Board considered amounts paid to OAM by other clients. With respect to OAM’s other clients, the Board recognized that the mix of services provided and the level of responsibility required under the Agreements with the Funds were greater than OAM’s obligations for similar client accounts, and that the advisory fees of such accounts are less relevant to the Board’s consideration because they reflect different competitive forces than those in the mutual fund marketplace. Based on the information considered, the Board concluded that each Fund’s advisory and management fees were reasonable and/or appropriate in amount, given the quality of services provided and taking into consideration relevant circumstances.

Profitability.  With respect to the costs of services provided and profits realized by OAM, the Board considered the advisory and management fees received by OAM from each of the Funds. The Board also considered representations from OAM that the profits realized by OAM specifically from the relationship with the Funds could not be identified due to the impracticality of expense allocation, noting the difficulty of breaking down profitability related to the Funds versus other advisory accounts because management and personnel time and services are not allocated between the various types of accounts, and OAM believed that while the profits could not be itemized, the overall profitability of OAM was average to below average relative to other investment advisory firms, that the advisory fees charged the Funds were consistent with other advisory clients, and that OAM reimburses the Funds if expense

THE OBERWEIS FUNDS

Supplemental Information (Unaudited) (continued)

ratios exceed certain limits. Based on this information, the Board concluded for each Fund that OAM’s profitability was not unreasonable.

Economies of Scale.  The Board also considered the extent to which economies of scale would be realized as each Fund grows, and whether fee levels reflect economies of scale for the benefit of Fund shareholders. The Board noted that the advisory fee for the Emerging Growth Fund has a breakpoint designed to share economies of scale with shareholders. The Board also noted asset capacity constraints for the Funds that limit economies of scale. The Board concluded with respect to each Fund that each Fund’s advisory and management fees reflect an appropriate recognition of any economies of scale.

Other Benefits to OAM and Its Affiliates.  The Board considered the character and amount of other incidental benefits received by OAM and its affiliates from their relationship with the Funds, including fees received by an affiliate of OAM for distribution services and benefits to OAM related to soft dollars generated by the Funds as well as other OAM advisory clients. The Board also noted that during the past year none of the Funds’ brokerage transactions had been placed through the affiliated broker-dealer of OAM.

After due consideration of all of the information and factors deemed relevant by the Board and the conclusions reached, the Board determined to approve the Agreements. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all-important or controlling, and considered all factors together.

Expense Examples:

As a shareholder of The Oberweis Funds, you may incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Oberweis Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period.

Actual Expenses:

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

THE OBERWEIS FUNDS

Supplemental Information (Unaudited) (continued)

Hypothetical Example for Comparison Purposes:

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expense Paid During Period* 7/1/16– 12/31/16	Expense Ratio During Period 7/1/16– 12/31/16
MICRO-CAP FUND
Actual	$1,000.00	$1,194.00	$9.04	1.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.31	1.64%
SMALL-CAP OPPORTUNITIES FUND
Actual	$1,000.00	$1,108.30	$10.60	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.08	$10.13	2.00%
EMERGING GROWTH FUND
Actual	$1,000.00	$1,015.80	$8.06	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.06	1.59%
CHINA OPPORTUNITIES FUND
Actual	$1,000.00	$1,036.70	$10.14	1.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.18	$10.03	1.98%
INTERNATIONAL OPPORTUNITIES FUND
Actual	$1,000.00	$953.40	$7.86	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.11	1.60%

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Trustees and Officers

James D. Oberweis
Trustee

Gary D. McDaniel
Trustee

James W. Oberweis
President

David I. Covas
Vice President

Kenneth S. Farsalas
Vice President

Katherine Smith Dedrick
Trustee

James G. Schmidt
Trustee

Patrick B. Joyce
Executive Vice President
Treasurer

Eric V. Hannemann
Secretary

Manager and Investment Advisor

Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
800-323-6166
oberweisfunds.com

Distributor

Oberweis Securities, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
630-577-2300
oberweisfunds.com

Custodian

UMB Bank, n.a.
928 Grand Blvd., Kansas City, MO 64106

Transfer Agent

UMB Fund Services, Inc.
P.O. Box 711 Milwaukee, WI 53201-0711
800-245-7311

Counsel

Vedder Price P.C.
222 North LaSalle Street, Chicago, IL 60601

Independent Registered Public Accounting Firm

BBD LLP
1835 Market Street, Philadelphia, PA 19103

The Oberweis Funds

Micro-Cap Fund
Emerging Growth Fund
Small-Cap Opportunities Fund
China Opportunities Fund
International Opportunities Fund

800-245-7311

oberweisfunds.com

oberweisfunds.com

800-323-6166
630-577-2300

Shareholder Services
800-245-7311

3333 Warrenville Road
Suite 500
Lisle, IL 60532

ANNUAL REPORT

Oberweis International Opportunities Institutional Fund (OBIIX)

December 31, 2016

oberweisfunds.com

1

PRESIDENT AND PORTFOLIO MANAGER’S LETTER

Dear Shareholder:

Thank you for your investment in the Oberweis International Opportunities Institutional Fund (OBIIX). This fund, which is managed by Ralf Scherschmidt and team, seeks to invest in small and mid-cap companies primarily outside of the United States which are experiencing positive fundamental changes not yet fully reflected in market prices.

The Year in Review

Much of 2016 revolved around its ending. The surprising victory by Donald Trump in the US Presidential election set off an unexpected rally in global equity markets to end the year, led by the US. In the last two months of 2016, the S&P 500 Index returned 5.7% while the MSCI World Ex-US Index returned 1.7%. Furthermore, from the date of the election through year-end, the US dollar rose over 4% as Trump-led economic optimism fueled investor confidence that an environment conducive to pro-business policy and tax reform would stimulate growth and cause US interest rates to rise at a faster-than-anticipated pace. Non-US equity investors faced a double headwind. The marginal preference amid global investors for US equities increased, while — at the same time — appreciation of the US dollar relative to other currencies reduced the value of foreign assets in US-dollar terms. After the election, the British Pound, Euro and Canadian dollar all depreciated. The Japanese Yen, which had appreciated approximately 17% during the first ten months of 2016, reversed course after the election and proceeded to depreciate nearly 17%. While a difficult period for international funds, it is worth noting that the premium valuation afforded to US equities implies that a lot of good news appears to have already been discounted. From here, any misstep by Mr. Trump may well dampen global investors’ love affair with US equities.

For the year, the Oberweis International Opportunities Institutional Fund returned -5.43% versus 0.86% for the MSCI World ex-US Small Cap Growth Index in 2016. In the fourth quarter, the Fund returned -7.85% versus -5.34% for the benchmark. While we are not pleased with the short-term performance, we have seen such periods in the past and find it relatively straightforward to understand when one considers the style factors that have driven recent equity returns for our universe. Consistent with our philosophy and history, our process is focused on companies undergoing misunderstood positive fundamental changes, which are often evidenced by positive earnings surprises and earnings revisions. Most of the time, such characteristics are rewarded by the market. In 2016, however, the market preferred companies with characteristics such as low absolute price-to-book multiples much more than companies with positive earnings revisions.

In 2016, companies with positive earnings revisions, which are the main focus of our time-tested investment philosophy, underperformed as a group. According to Empirical Research Partners, companies in the bottom quintile of earnings revisions (across all market caps within the developed world ex-US spectrum) outperformed those in the top quintile of earnings revisions by approximately 700bps for the year. This trend was even more pronounced in the second half of 2016, with the bottom quintile of earnings revisions outperforming the top quintile of earnings revisions by about 900bps.

While one would intuitively expect companies who earn more than expected — and experience positive earnings revisions as a result — to outperform companies who merely meet or even fall short of expectations, this is not always the case in the short-term, because valuations, interest rates and economic cyclicality also play a role. This was the case in 2016, as many economically-sensitive companies which had underperformed in 2015 rebounded in 2016. Even without significant actual positive changes in their fundamentals, expectations changed and such companies rallied with optimism that better economic times are on their way.

2

PRESIDENT AND PORTFOLIO MANAGER’S LETTER (continued)

While no one knows what the future will bring, style cycles often mean-revert over time. After periods in which our fund has faced style headwinds, we have often seen above-average opportunities, as relative valuations tend to be better following periods of underperformance. We believe this to be the case today as well. Many of our portfolio companies experienced positive earnings revisions in 2016 and 2017 estimates, but did not experience corresponding stock price appreciation. On the flipside, more value-oriented equities did experience multiple expansions and are thus relatively more expensive than a year ago. In absolute terms, our fund’s weighted-average P/E declined by over 25% year-on-year.

Outlook

As we enter 2017, the outlook for international equities remains mixed but the macroeconomic situation appears better than last year. In the Eurozone, inflation has started to show signs of improvement, with the highest Eurozone CPI reading in the last three years during December. PMI’s across the European region have remained above 50 and have broadly come in better than expected. The U.K. has yet to see dramatic economic contraction despite the Brexit vote. At the micro level, European corporate aggregate earnings remain well below US corporate aggregate earnings despite high historical correlations. As a result, there is massive potential for an improvement in European earnings which does not seem currently priced into European shares which are trading in-line with long term averages. On the flip side, upcoming French, Dutch and German elections are likely to continue to add volatility especially if the rise of populism continues.

In Japan, we feel slightly better that less dramatic monetary actions from the Bank of Japan (BoJ), combined with higher US interest rates, should prevent the Yen from being as volatile as it was in 2016. Recent Japanese economic data also appears to be slightly improving, with the Japanese December PMI reaching the highest level in a year and fiscal spending appears likely to drive moderate growth in 2017. Valuations in Japan appear the most interesting among the major developed markets, trading at a slight P/E discount to long term averages.

With the US and China also showing broadly better than expected economic data over the last few months of 2016, the Citigroup Global Economic Surprise Index reached its highest level over the last four years. Given a slightly more positive economic global backdrop, the Bank of America/Merrill Lynch global earnings revision ratio reached the highest level in six years, led by Europe and Japan. The better global backdrop both on a macro and micro level should position our “relative to expectations” strategy favourably as we head into 2017.

Lastly, the core downside risk in 2017 revolves around the evolution of free trade, or lack thereof, given the recent election of protectionist leaders in both the US and Europe. We have already seen the Chinese Yuan and Mexican Peso depreciate dramatically, somewhat compensating for tighter future trading situations with the US. It remains yet to be seen what direction trade takes in the U.K. given trade deals will change post Brexit officially being evoked. On the positive side, it appears that future upside to growth could be created by fiscal stimulus plans around the world.

3

PRESIDENT AND PORTFOLIO MANAGER’S LETTER (continued)

Portfolio Highlights

At quarter-end, the portfolio was invested in 92 stocks in 17 countries. Our top five country weightings (portfolio weighting versus the MSCI World ex-US Small Cap Growth Index) at the end of the quarter were Japan (28.5% vs. 28.2%), the United Kingdom (15.3% vs. 15.2%), Canada (10.5% vs. 9.6%), France (8.5% vs. 4.2%), and Australia (7.2% vs. 6.0%). On a sector basis, the portfolio is overweight information technology (19.2% vs. 14.8%) and underweight real estate (2.2% vs. 5.4%).

Some of the top performers for the quarter included: Takeuchi Manufacturing Co. Ltd. (6432 JP), which returned +34.3% and contributed 33 basis points to the portfolio’s return; STMicroelectronics (STM FP), which returned +31.1% and contributed 28 bps; and JD Sports Fashion Plc. (JD/LN), which returned +2.5% and contributed 23 bps. Some of the leading detractors for the quarter included: Kyudenko Corp. (SOBI SS), which returned -26.3% and detracted 41 bps; Megmilk Snow Brand Co. Ltd. (2270 JP), which returned -24.1% and detracted 40 bps; and IG Group Holdings Plc. (IGG LN), which returned -45.5% and detracted 30 bps.

We appreciate your investment in The Oberweis Funds and are grateful for the trust you have shown us with your valuable investments. If you have any questions about your account, please contact shareholder services at 800-245-7311. Thank you for investing with us in The Oberweis Funds.

Sincerely,

James W. Oberweis, CFA President	Ralf Scherschmidt Portfolio Manager

4

MANAGEMENT DISCUSSION ON FUND PERFORMANCE

Market Environment

Global equities returned 7.51% in 2016, as measured by the MSCI World Index. U.S. equities, as measured by the 11.96% return on the S&P 500 Index, outperformed foreign equities in 2016.

Amid international growth equities, returns for small-cap and large-cap stocks were comparable. Small-cap edged out large-cap by 24 bps in 2016, as measured by the respective returns of the MSCI World Ex US Small Cap Growth (+0.86%) and the MSCI World Ex US Large Cap Growth (+0.62%) indices. Within international small-cap, value stocks significantly outperformed growth stocks, with the MSCI World Ex US Small Cap Value Index (+7.87%) outperforming the MSCI World Ex US Small Cap Growth Index by 701 basis points for the year.

Discussion of The International Opportunities Institutional Fund

The International Opportunities Institutional Fund tends to have a style bias that leads to stronger performance in periods during which small-cap stocks beat large-cap stocks and when growth stocks beat value stocks. The Fund was adversely impacted by value stocks outperforming growth stocks. Additionally, companies experiencing positive analyst earnings revisions underperformed.

The International Opportunities Institutional Fund returned -5.43% versus 0.86% for the MSCI World Ex US Small Cap Growth Index. The portfolio benefitted from stock selection in the U.K. and Italy, offset by adverse stock selection in Japan and Canada. On a sector level, the portfolio benefitted from stock selection in Financials and Information Technology, offset by adverse stock selection in Industrials and Materials. At the stock level, Parex Resources Inc. (PXT CN), Sunny Optical Technology Group Co. Ltd. (2382 HK), and JD Sports Fashion Plc. (JD/LN) were among the top contributors to performance; Swedish Orphan Biovitrum AB (SOBI SS), Unizo Holdings Co. Ltd (3258 JP), and Mitsui Chemicals Inc. (4183 JP) were among the top contractors.

For current performance information, please visit oberweisfunds.com.

5

MANAGEMENT DISCUSSION ON FUND PERFORMANCE (continued)

Oberweis International Opportunities Institutional Fund

At December 31, 2016

Asset Allocation (%)
Equities	97.9
Rights	0.0
Commercial Paper	2.3
Other Liabilities in excess of Assets	(0.2)
100.0

Top Holdings (%)
Micro Focus International PLC	2.3
Just Eat PLC	2.1
Logitech International SA	2.0
Mitsui Chemicals, Inc.	1.9
Koito Manufacturing Co. Ltd.	1.8
Parex Resources, Inc.	1.8
Morinaga & Co. Ltd.	1.8
Teleperformance SA	1.7
Japan Lifeline Co. Ltd.	1.7
Takeuchi Manufacturing Co. Ltd.	1.7
Other Holdings	81.2
100.0

Top Industries (%)
Food Products	6.9
Auto Components	5.8
Machinery	5.2
Internet Software & Services	5.0
Software	4.6
Hotels, Restaurants & Leisure	4.4
Semiconductors & Components	3.8
Chemicals	3.7
Metals & Mining	3.7
Professional Services	3.3
Other Industries	53.6
100.0

6

MANAGEMENT DISCUSSION ON FUND PERFORMANCE (continued)

Average Annual Total Returns1 (for the Periods Ended December 31, 2016)

	1 YR (%)	SINCE INCEPTION[2] (%)	EXPENSE RATIO[3] (%)
OBIIX	(5.43)	(0.59)	1.10
MSCI World ex-U.S. Small Cap Growth	0.86	0.63

Growth of a $10,000 Investment (from March 10, 2014 to December 31, 2016)

1 Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI World ex-US Small Cap Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap growth developed and emerging markets excluding the U.S., with minimum dividends reinvested net of withholding tax.

2 Since Inception returns are from commencement of operations on 03/10/14 for the Fund.

3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/16. The expense ratio gross of any fee waivers or expense reimbursement was 1.18%.

7

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Schedule of Investments December 31, 2016

	SHARES	VALUE
Equities – 97.9%
AUSTRALIA – 7.2%
Aristocrat Leisure Ltd.	738,500	$8,260,626
BlueScope Steel Ltd.	1,266,000	8,478,372
Cochlear Ltd.	102,200	9,038,472
Corporate Travel Management, Ltd.	257,000	3,397,734
CSR Ltd.	1,138,800	3,796,822
Domino's Pizza Enterprises Ltd.	154,200	7,232,055
Evolution Mining Ltd.	4,708,800	7,204,053
		47,408,134
BELGIUM – 0.9%
Ion Beam Applications SA	65,300	2,862,202
NV Bekaert SA	78,900	3,196,281
		6,058,483
CANADA – 10.5%
BRP, Inc.*	139,600	2,947,539
Canadian Energy Services & Technology Corp.	1,111,100	6,338,740
CCL Industries, Inc.	32,502	6,385,661
Cott Corp.	641,600	7,269,328
Dollarama, Inc.	103,200	7,561,492
Maple Leaf Foods, Inc.	336,400	7,045,184
Parex Resources, Inc.*	945,700	11,903,128
Shopify, Inc.*	190,600	8,171,022
Sleep Country Canada Hldgs., Inc.	288,900	6,192,405
Torex Gold Resources, Inc.*	344,200	5,329,499
		69,143,998
CHINA – 3.1%
Nexteer Automotive Group Ltd.*	6,564,000	7,787,581
Shenzhou International Group Hldgs. Ltd.*	1,454,000	9,197,073
Sunny Optical Technology Group Co. Ltd.	749,000	3,279,199
		20,263,853
DENMARK – 2.2%
Genmab A/S*	58,357	9,692,426
SimCorp A/S	93,500	4,556,842
		14,249,268
FINLAND – 2.6%
Huhtamaki OYJ	204,872	7,608,299
Konecranes OYJ*	272,000	9,671,747
		17,280,046

See accompanying notes to the financial statements.

8

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Schedule of Investments December 31, 2016 (continued)

	SHARES	VALUE
FRANCE – 8.5%
Eurofins Scientific SE*	11,580	$4,936,737
IPSOS SA	116,500	3,659,939
Nexity SA	155,000	7,254,000
Rubis SCA*	81,900	6,752,871
SEB SA	68,900	9,337,763
SOITEC SA*	2,480,000	3,837,474
STMicroelectronics NV	784,000	8,892,211
Teleperformance SA	114,100	11,446,032
		56,117,027
GERMANY – 2.0%
Aurelius AG	82,100	4,806,739
Dialog Semiconductor PLC*	148,200	6,265,740
Sixt SE	45,200	2,424,147
		13,496,626
IRELAND – 1.6%
Kingspan Group PLC	379,400	10,303,705
ITALY – 1.5%
Brembo SpA	157,800	9,551,053
JAPAN – 28.7%
Enigmo, Inc.*	188,700	2,326,560
Hazama Ando Corp.*	1,321,200	8,715,681
Hirata Corp.*	76,500	4,346,182
Itochu Techno-Solutions Corp*	193,700	5,038,272
Japan Lifeline Co. Ltd.*	566,200	11,292,511
Kajima Corp.	783,000	5,419,867
Koito Manufacturing Co. Ltd.	229,000	12,128,428
Kyudenko Corp.	228,500	6,138,952
Lion Corp.	665,000	10,924,492
Mabuchi Motor Co. Ltd.	154,200	8,048,086
Megmilk Snow Brand Co. Ltd.	337,800	9,306,661
MISUMI Group, Inc.	552,400	9,093,626
Mitsui Chemicals, Inc.	2,815,000	12,644,920
Morinaga & Co. Ltd.	284,500	11,866,845
Morinaga Milk Industry Co. Ltd.*	433,000	3,119,452
NH Foods Ltd.*	202,000	5,452,920
Nichias Corp.*	510,000	4,922,182
Nichirei Corp.	411,100	8,512,188
Open House Co. Ltd.	288,500	6,862,289
Takeuchi Manufacturing Co. Ltd.	492,800	10,979,689
Tokuyama Corp.*	1,386,000	5,265,318
Tokyo Ohka Kogya Co. Ltd.*	190,600	6,425,360
Toyota Boshoku Corp.*	363,000	8,345,506
V Technology Co. Ltd.	63,900	7,145,865
Yakuodo Co. Ltd.*	220,600	4,124,158
		188,446,010

See accompanying notes to the financial statements.

9

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Schedule of Investments December 31, 2016 (continued)

	SHARES	VALUE
NETHERLANDS – 0.9%
BE Semiconductor Industries NV	186,300	$6,204,771
NORWAY – 1.5%
Petroleum Geo-Services ASA*	537,900	1,818,871
Subsea 7 SA*	515,300	6,522,256
TGS Nopec Geophysical Co. ASA	78,900	1,751,526
		10,092,653
SPAIN – 0.9%
Gamesa Corp. Technologica SA	306,800	6,223,196
SWEDEN – 4.9%
Husqvarna AB	574,600	4,468,466
Kindred Group PLC	774,864	7,276,098
Mycronic AB	354,522	3,813,487
Saab AB*	229,663	8,583,436
Swedish Orphan Biovitrum AB*	664,900	7,787,064
		31,928,551
SWITZERLAND – 5.5%
Logitech International SA	522,400	13,030,502
Swiss Life Hldg. AG	31,105	8,803,359
Temenos Group AG	150,300	10,464,765
VAT Group AG*	42,500	3,541,319
		35,839,945
UNITED KINGDOM – 15.4%
888 Hldgs. PLC	912,200	2,439,578
Admiral Group PLC	222,200	5,003,197
Berkeley Group Hldgs. PLC	236,300	8,177,599
Cairn Energy PLC*	1,968,100	5,721,898
Clinigen Group PLC	715,037	6,256,794
DCC PLC	60,500	4,503,574
Hays PLC	5,744,930	10,563,761
JD Sports Fashion PLC	2,671,671	10,467,392
Just Eat PLC*	1,957,500	14,076,919
Micro Focus International PLC	563,100	15,121,948
Paysafe Group PLC*	982,400	4,495,503
Rightmove PLC	171,900	8,268,742
Weir Group PLC	255,700	5,956,039
		101,052,944
Total Equities
(Cost: $617,994,181)		$643,660,263
Rights – 0.0%
AUSTRALIA
Corporate Travel Management Ltd.*	12,457	30,925
Total Rights
(Cost: $0)		$30,925

See accompanying notes to the financial statements.

10

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Schedule of Investments December 31, 2016 (continued)

	FACE AMOUNT	VALUE
Commercial Paper – 2.3%
Prudential Financial
0.80%, 1/3/2017	15,000,000	$15,000,000
Total Commercial Paper
(Cost: $15,000,000)		$15,000,000
Total Investments – 100.2%
(Cost: $632,994,181)		$658,691,188
Other Liabilities Less Assets – (0.2%)		(1,214,590)
Net Assets – 100%		$657,476,598

Cost of investments is $637,464,630 for federal income tax purposes and net unrealized appreciation consists of:

Gross unrealized appreciation	$53,666,570
Gross unrealized depreciation	(32,440,012)
Net unrealized appreciation	$21,226,558

* Non-income producing security during the period ended December 31, 2016

SECTOR ALLOCATIONS (As a percentage of Net Assets)

Consumer Discretionary	19.5%
Consumer Staples	10.3%
Energy	5.2%
Financials	2.8%
Health Care	7.9%
Industrials	19.9%
Information Technology	19.0%
Materials	10.1%
Real Estate	2.2%
Utilities	1.0%

See accompanying notes to the financial statements.

11

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Statement of Assets and Liabilities December 31, 2016

ASSETS
Investment securities at value(a)	$658,691,188
Receivable from fund shares sold	400,417
Receivable from securities sold	24,038,181
Dividends and interest receivable	420,064
Prepaid expenses	47,715
Total Assets	683,597,565
LIABILITIES
Payable to custodian bank	22,129,945
Payable for fund shares redeemed	3,157,048
Payable for securities purchased	136,237
Payable to advisor (see note 3)	523,391
Accrued expenses	174,346
Total Liabilities	26,120,967
NET ASSETS	$657,476,598
SHARES OUTSTANDING
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)	67,629,968
Net asset value, offering price and redemption price	$9.72
ANALYSIS OF NET ASSETS
Capital	$673,736,024
Accumulated net investment loss	(132,426)
Accumulated net realized losses on investments and foreign currency transactions	(41,805,303)
Net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	25,678,303
Net Assets	$657,476,598
(a) Investment securities at cost	$632,994,181

See accompanying notes to the financial statements.

12

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Statement of Operations Year Ended December 31, 2016

INVESTMENT INCOME
Interest	$108,996
Dividends[a]	8,549,637
Total Income	8,658,633
EXPENSES
Investment advisory fees (see note 3)	5,505,371
Transfer agent fees and expenses	133,018
Custodian fees and expenses	648,638
Other	216,003
Total expenses before reimbursed expenses	6,503,030
Earnings credit (see note 6)	(29,033)
Expense reimbursement (see note 3)	(418,089)
Total Expenses	6,055,908
NET INVESTMENT INCOME	2,602,725
NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
Net realized losses on investment transactions	(25,390,263)
Net realized losses on foreign currency transactions	(16,240)
Net realized losses on investment and foreign currency transactions	(25,406,503)
Change in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(9,930,622)
Net realized/unrealized losses on investments and foreign currencies	(35,337,125)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(32,734,400)

a Dividends are net of foreign withholding tax of $794,008

See accompanying notes to the financial statements.

13

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS
Net investment income	$2,602,725	$1,453,875
Net realized gains (losses) on investments and foreign currency transactions	(25,406,503)	2,628,746
Change in net unrealized appreciation\depreciation on investments and foreign currencies	(9,930,622)	29,740,935
Net increase (decrease) in net assets resulting from operations	(32,734,400)	33,823,556
FROM DISTRIBUTIONS
Distributions from net investment income	(2,716,040)	(1,967,928)
Net decrease in net assets from distributions	(2,716,040)	(1,967,928)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	466,903,029	158,781,402
Proceeds from reinvestment of distributions	2,400,836	1,591,306
Redemption of shares (see note 5)	(137,778,866)	(9,817,613)
Net increase from capital share transactions	331,524,999	150,555,095
Total increase in net assets	296,074,559	182,410,723
NET ASSETS
Beginning of year	361,402,039	178,991,316
End of year	$657,476,598	$361,402,039
ACCUMULATED NET INVESTMENT (LOSS)	$(132,426)	$(955,737)
TRANSACTIONS IN SHARES
Shares sold	46,177,997	15,917,373
Shares issued in reinvestment of distributions	249,049	153,453
Less shares redeemed	(13,833,412)	(988,167)
Net increase from capital share transactions	32,593,634	15,082,659

See accompanying notes to the financial statements.

14

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Notes to Financial Statements December 31, 2016

1. Description of Organization

Description of organization.  The Oberweis Funds (the “Trust”) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Trust is authorized to operate numerous Funds under various trading strategies. The Oberweis International Opportunities Institutional Fund is one fund in a series issued by the Trust.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies”.

Investment valuation.  Investments in securities are stated at value as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (generally 3 p.m., Central Standard Time). Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day’s bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available are valued at the closing bid price determined on the basis of reasonable inquiry. Options are valued at the last reported bid price on the primary exchange as of the close of the regular trading session of the Chicago Board Options Exchange (“CBOE”). Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.

The Oberweis International Opportunities Institutional Fund holds foreign equity securities. Foreign securities are fair valued as described in the following circumstances. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the regular trading session of the NYSE. Due to the time differences between the closings of the relevant foreign securities exchanges and the close of the regular trading session of the NYSE for the Fund, the Fund will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

15

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Notes to Financial Statements December 31, 2016 (continued)

Fair Value Measurements.  In accordance with Financial Accounting Standards Board (“FASB”) guidance, the Fund utilizes the “Fair Value Measurements and Disclosures” to define fair value, set out a framework for measuring fair value, and expand disclosures regarding fair value measurements. The Fair Value Measurement Standard applies to fair value measurements already required or permitted by existing standards.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2016:

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks
Total Asia	$208,709,864	$—	$—
Total Australia	47,408,134	—	—
Total Europe	318,398,267	—	—
Total North America	69,143,998	—	—
Rights
Total Australia	30,925	—	—
Commercial Paper	—	15,000,000	—
Total Investments	$643,691,188	$15,000,000	$—

The Fund’s assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The pricing service provides fair market valuation on days when the movement in relevant indices exceeds a predetermined threshold. When fair market valuations are employed these techniques may result in transfers between Level 1 and Level 2.

Significant transfers between Levels 1 and 2 included securities valued at $211,064,611 at December 31, 2016. These movements were primarily the result of certain foreign securities using a systematic fair value model at December 31, 2015 but not at December 31, 2016.

Foreign Currency Transactions.  The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

16

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Notes to Financial Statements December 31, 2016 (continued)

Risks Associated with Foreign Securities and Currencies.  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Fund share valuation.  Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the NYSE is open for trading, the net asset value per share is determined as of the later of the close of the NYSE or the CBOE by dividing the total value of each Fund’s investments and other assets, less liabilities, by the number of each Fund’s shares outstanding.

Investment transactions and investment income.  Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund, and interest income is recorded on the accrual basis and includes amortization of premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on the date of expiration.

Federal income taxes and dividends to shareholders.  It is the policy of the Fund to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2016. Therefore, no federal income tax provision is required. Income and capital gains of the Fund are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. (“GAAP”). Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus GAAP.

For the year ended December 31, 2016, permanent book and tax differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, and passive foreign investment company (“PFIC”) adjustments were identified and reclassified among the components of the Funds' net assets.

17

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Notes to Financial Statements December 31, 2016 (continued)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2016, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increases/(Decrease)
	Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions
International Opportunities Institutional Fund	$(1)	$(2,529)	$2,530

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
International Opportunities Institutional Fund	$2,716,040	$—	$2,716,040

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
International Opportunities Institutional Fund	$1,967,928	$—	$1,967,928

As of December 31, 2016, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

	Not Subject to Expiration (Post-Enactment)
	Short-Term	Long-Term
International Opportunities Institutional Fund	$37,521,984	$—

Capital loss carryforwards are subject to certain limitations to offset future gains, if any, due to the ownership change limitations set forth in Internal Revenue Code Section 382. All losses may not be available in any particular year.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, the date of enactment of the Act, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

18

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Notes to Financial Statements December 31, 2016 (continued)

Post-October capital losses and Qualified late-year losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2016, International Opportunities Institutional Fund had no post-October capital losses or qualified late-year loss deferred to January 1, 2017.

As of December 31, 2016 the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income (Deficit)	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation on Investments	Unrealized Depreciation Foreign Currency Translations
International Opportunities Institutional Fund	$46,953	$—	$(37,521,984)	$21,226,558	$(10,953)

Accumulated capital and other losses consists of timing differences related to wash sales and capital loss carryforwards.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and as of December 31, 2016, open federal tax years included the tax years ended 2014 through 2016. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of estimates.  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Indemnifications.  Under the Trusts’ organizational documents, its present and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trusts’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Transactions with affiliates

The Fund has written agreements with Oberweis Asset Management, Inc. (“OAM”) as the Fund’s investment adviser and manager. Oberweis Securities, Inc. (“OSI”), the Fund’s principal distributor, is an affiliate of OAM.

Investment advisory agreement.  Under the Advisory Agreement, OAM provides investment advisory and management services to the International Opportunities Institutional Fund. The International Opportunities Institutional Fund paid monthly investment advisory and management fees at an annual rate equal to 1.00% of average daily net assets. For the year ended December 31, 2016, the International Opportunities Institutional Fund incurred investment advisory and management fees totaling $5,505,371.

Expense reimbursement.  OAM is contractually obligated to reduce its investment and management fees or reimburse the International Opportunities Institutional Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year 1.10% expressed as

19

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Notes to Financial Statements December 31, 2016 (continued)

a percentage of the Funds’ average daily net assets. For the year ended December 31, 2016 OAM reimbursed the International Opportunities Institutional Fund in the amount of $418,089.

Officers and trustees.  Certain officers and trustees of the Trust are also officers and/or directors of OAM and OSI. During the period ended December 31, 2016, the Trust made no direct payments to its officers and paid $101,000 to its unaffiliated trustees.

Affiliated Commissions.  For the year ended December 31, 2016, the International Opportunities Institutional Fund did not execute any security transactions through OSI and therefore did not pay commissions to OSI.

4. Investment transactions

The cost of securities purchased and proceeds from securities sold during the period ended December 31, 2016, other than options written and money market investments, aggregated $979,604,577 and $637,568,730, respectively. The Fund did not hold government securities during the year ended December 31, 2016.

The Fund may write covered call options. The premiums received provide a partial hedge (protection) against declining prices and enables the Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for each Fund. The Fund may write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Amounts recovered for securities litigation are included in the realized gains of the Fund and are recorded when received. The Fund did not write covered call options for the year ended December 31, 2016.

5. Redemption fee

The Oberweis Funds are designed for long-term investors. To discourage market timers redemptions of shares within 90 days of purchase are subject to a 2.00% redemption fee of the total redemption amount. The redemption fee is deducted from the redemption proceeds and is retained by the Fund.

The redemption fee is retained by the Fund for the expense they incur in connection with shareholder redemptions. Redemption fees received by the Fund were $142,156 and $13,288, for the years ended December 31, 2016 and 2015, respectively, and were recorded as a reduction of the redemption of shares redeemed in the Statements of Changes in Net Assets.

6. Earnings credits and interest charges

The Trust, as part of the agreement with the Custodian, receives credits against its custodian fees on its uninvested cash balances and is allowed to borrow for temporary purposes. Borrowings are not to exceed 5% of the value of the Fund’s total assets at the time of any such borrowing. Interest on amounts borrowed is calculated at the prime rate and is payable monthly. During the period ended December 31, 2016, the Fund received credits of $29,033. The Fund incurred interest charges of $5,346, which is included in custodian fees and expenses in the Statement of Operations.

20

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Notes to Financial Statements December 31, 2016 (continued)

7. In Kind Transaction

On March 31, 2016, the International Opportunities Institutional Fund received cash and securities with a fair value of $40,991,906, from an institutional investor, in exchange for 4,046,585 shares subscribed in-kind at a net asset value of $10.13.

8. Subsequent events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

21

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Financial Highlights

Per share income and capital for a share outstanding throughout each period is as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015		Period Ended December 31, 2014[a]
Net asset value at beginning of period	$10.32	$8.97		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income[b]	.05	.06		.01
Net realized and unrealized gains (losses) on investments	(.61)	1.35		(1.02)
Total from investment operations	(.56)	1.41		(1.01)
Redemption Fees[b]	— [g]	—	[g]	—	[g]
Less dividends:
Dividends from net investment income	(.04)	(.06)		(.02)
Net asset value at end of period	$9.72	$10.32		$8.97
Total Return (%)	(5.43)	15.68		(10.10)[e]
RATIO/SUPPLEMENTAL DATA
Net Assets at end of period (in thousands)	$657,477	$361,402		$178,991
Ratio of gross expenses to average net assets (%)	1.18	1.28		1.39	[d]
Ratio of net expenses to average net assets (%)[c]	1.10	1.10		1.10	[d]
Ratio of net investment income to average net assets (%)	.47	.59		.11	[d]
Portfolio turnover rate (%)	123 [f]	211		152	ef

Notes:

a For the period from March 10, 2014 (commencement of operations) through December 31, 2014.

b The net investment income per share data and the redemption fee data were determined using average shares outstanding during the period.

c The ratios in this row reflect the impact, if any, of expense offset arrangements and expense reimbursement from the advisor.

d Annualized.

e Not annualized.

f Excludes the value of portfolio securities received as a result of in-kind purchases of the Fund’s capital shares.

g Less than $0.005 per share.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Oberweis Funds
  and the Shareholders of Oberweis International Opportunities Institutional Fund

We have audited the accompanying statement of assets and liabilities of Oberweis International Opportunities Institutional Fund, a series of shares of beneficial interest in The Oberweis Funds, (the “Fund”) including the schedule of investments, as of December 31, 2016, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 2015 and the financial highlights for each of the years in the four-year period ended December 31, 2015 were audited by other auditors whose report, dated February 25, 2016, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oberweis International Opportunities Institutional Fund as of December 31, 2016, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 24, 2017

23

TRUSTEES AND OFFICERS OF THE OBERWEIS FUNDS (unaudited)

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation Last Five Years	Number of Portfolios Overseen by Trustee	Other Directorships
NONINTERESTED TRUSTEES
Katherine Smith Dedrick (59) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since November, 2004[1]	President – Smith Dedrick Properties, Inc., 2016 to present; President – KDS Law P.C., 2015 to present; President – KSD Global Consulting, Inc., 2015 to present; President – Aggressive Publishing, Inc., 2010 to present; Member – Risk Worldwide LLC, 2011 to present; Partner – Childress Duffy, Ltd., 2007 to 2015.	6	None
Gary D. McDaniel (68) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since April, 2004[1]	Chairman – Star Packaging Corp., 2012 to 2013.	6	None
James G. Schmidt (69) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since December, 2003[1]	Senior Vice President and Chief Financial Officer – Federal Heath Sign Co., May 2003 to present.	6	None
INTERESTED TRUSTEES
James D. Oberweis (70) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee[2]	Trustee since July, 1986[1]	Illinois State Senator, January 2013 to present; Chairman – Oberweis Dairy, Inc. December, 1986 to present. Chairman – Diamond Marketing Solutions November, 2009 to 2013.	6	None
James W. Oberweis (42) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	President	Officer since August, 1996[3]	President – Oberweis Asset Management, Inc., September, 2001 to present; Portfolio Manager from December, 1995 to present; President and Director – Oberweis Securities, Inc., September, 1996 to present.	Not Applicable	None
Patrick B. Joyce (57) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Executive Vice President and Treasurer	Officer since October, 1994[3]	Executive Vice President, Secretary and Director – Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director – Oberweis Securities, Inc. September, 1996 to present.	Not Applicable	None
David I. Covas (41) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 2004[3]	Vice President – Oberweis Asset Management, Inc., September, 2003 to present.	Not Applicable	None
Kenneth S. Farsalas (46) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 2009[3]	Vice President – Oberweis Asset Management, Inc., November 2004 to present.	Not Applicable	None
Eric V. Hannemann (43) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Secretary	Officer since August, 2005[3]	Vice President of Accounting – Oberweis Asset Management, Inc. and Oberweis Securities, Inc., June, 2004 to present.	Not Applicable	None

1 Unless otherwise noted, each trustee shall serve as a trustee of the Fund until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such trustee sooner dies, resigns, retires or is removed.

2 James D. Oberweis is an interested trustee of the Fund since he is a shareholder of Oberweis Asset Management, Inc., the Fund’s investment advisor.

3 Elected annually by board of trustees.

The Statement of Additional Information includes additional information about Fund officers and trustees and is available upon request without charge, by calling the Fund at 800-323-6166.

24 & 25

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Supplemental Information (unaudited)

Qualified Dividend Income:

For the year ended December 31, 2016, 100.00% of the dividends paid from net investment income for the International Opportunities Institutional Fund is designated as qualified dividend income.

Proxy Voting:

The Oberweis Funds has delegated authority to vote proxies related to the International Opportunities Institutional Fund’s portfolio securities to the Fund’s investment adviser, Oberweis Asset Management, Inc. (“OAM”). A description of the policies and procedures that OAM uses in fulfilling this responsibility is available, without charge upon request, by calling 800-323-6166. It also appears on oberweisfunds.com and in the Fund’s Statement of Additional Information, which can be found on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 800-323-6166, and (2) on the SEC’s website at http://www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Fund files the complete schedule of portfolio investments with the SEC for the first and third quarter of each fiscal year (March 31 and September 30) on Form NQ. The Fund’s Forms NQ are available, without charge, on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Contract:

The Investment Advisory and Management Agreement between The Oberweis Funds (the “Trust”) and Oberweis Asset Management (“OAM”) (the “Agreement”) with respect to the International Opportunities Institutional Fund (the “Fund”) was last approved by the Board of Trustees (the “Board”), including all of the trustees who are not parties to the Agreement or interested persons of any such party (the “independent trustees”), on August 17, 2016. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Agreement was in the best interests of the shareholders of the Fund. The independent trustees were assisted by legal counsel in making their determination.

The Board noted that OAM has been associated with the Fund since its inception. The Board recognized that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders, and that shareholders have invested in the Fund knowing that OAM manages the Fund and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services.  With respect to the nature, quality and extent of the services provided by OAM pursuant to the Agreement, the Board considered the functions performed by OAM and the personnel providing such services, information contained in OAM’s Form ADV, OAM’s financial condition and the compliance reports provided to the Board, and the culture of compliance created by OAM, including the competency of the chief compliance officer of the Trust. The Board also considered the experience, academic background, long tenure and structure of the portfolio management team and its role, as well as the honesty and integrity of OAM, and that OAM personnel are open and forthright with the Board. In addition, the Board considered that OAM is a research-oriented firm that conducts

26

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Supplemental Information (unaudited) (continued)

extensive research. Based on the information provided, the Board concluded that the nature and extent of services provided to the Fund by OAM was appropriate, and that the quality of such services was good.

The Board also reviewed the reports prepared by OAM containing information on total returns and average annual total returns of the Fund over various periods of time, as compared to relevant market indices and other mutual funds pursuing broadly similar strategies. The Board noted that the peer group mutual funds had been provided by OAM at a previous meeting, and include funds currently in existence that were similar in investment objective to the Fund. Based on the information provided, the Board concluded that for the period ended July 31, 2016 the Fund outperformed all but two of the ten other mutual funds included in the report and performed in line with the relevant market index for the year-to-date period, the Fund in all instances but one outperformed the other mutual funds included in the report and performed in line with the relevant market index for the one-year period, and the Fund in some instances outperformed in varying degrees and in other instances underperformed in varying degrees the other mutual funds included in the report and outperformed the relevant market index for the inception-to-date (March 10, 2014) period.

Fees and Expenses.  The Board compared the amounts paid to OAM for advisory and management services for the Fund and the Fund’s expense ratio with other mutual funds pursuing broadly similar strategies, as included in the reports prepared by OAM.

This information showed that the advisory and management fees of the Fund were the same as or lower than the ten other mutual funds. The information also showed that the expense ratio of the Fund was the lowest relative to the ten other mutual funds. In addition, the Board considered amounts paid to OAM by other clients. With respect to OAM’s other clients, the Board recognized that the mix of services provided and the level of responsibility required under the Agreement with the Fund was greater than OAM’s obligations for similar client accounts, and that the advisory fees of such accounts are less relevant to the Board’s consideration because they reflect different competitive forces than those in the mutual fund marketplace. Based on the information considered, the Board concluded that the Fund’s advisory and management fees were reasonable and/or appropriate in amount, given the quality of services provided and taking into consideration relevant circumstances.

Profitability.  With respect to the costs of services provided and profits realized by OAM, the Board considered the advisory and management fees received by OAM from the Fund. The Board also considered representations from OAM that the profits realized by OAM specifically from the relationship with the Fund could not be identified due to the impracticality of expense allocation, noting the difficulty of breaking down profitability related to the Fund versus other advisory accounts because management and personnel time and services are not allocated between the various types of accounts, and OAM believed that while the profits could not be itemized, the overall profitability of OAM was average to below average relative to other investment advisory firms, that the advisory fees charged the Fund were consistent with other advisory clients, and that OAM reimburses the Fund if the expense ratio exceeds certain limits. Based on this information, the Board concluded that OAM’s profitability was not unreasonable.

Economies of Scale.  The Board also considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect economies of scale for the benefit of Fund shareholders. The Board also noted asset capacity constraints for the Fund that limits economies of scale. The Board concluded that the Fund’s advisory and management fees reflect an appropriate recognition of any economies of scale.

27

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Supplemental Information (unaudited) (continued)

Other Benefits to OAM and Its Affiliates.  The Board considered the character and amount of other incidental benefits received by OAM and its affiliates from their relationship with the Fund including benefits to OAM related to soft dollars generated by the Fund as well as other OAM advisory clients. The Board also noted that during the past year none of the Fund’s brokerage transactions had been placed through the affiliated broker-dealer of OAM.

After due consideration of all of the information and factors deemed relevant by the Board and the conclusions reached, the Board determined to approve the Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all-important or controlling, and considered all factors together.

Expense Examples:

As a shareholder of The Oberweis Funds, you may incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Oberweis Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 investment at the beginning of the period and held for the entire period.

Actual Expenses:

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

28

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Supplemental Information (unaudited) (continued)

Hypothetical Example for Comparison Purposes:

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expense Paid During Period* 7/1/16– 12/31/16	Expense Ratio During Period 7/1/16– 12/31/16
Actual	$1,000.00	$955.80	$5.41	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58	1.10%

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

29

Trustees and Officers

James D. Oberweis
Trustee

Gary D. McDaniel
Trustee

James W. Oberweis
President

David I. Covas
Vice President

Kenneth S. Farsalas
Vice President

Katherine Smith Dedrick
Trustee

James G. Schmidt
Trustee

Patrick B. Joyce
Executive Vice President
Treasurer

Eric V. Hannemann
Secretary

Manager and Investment Advisor

Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
800-323-6166
oberweisfunds.com

Distributor

Oberweis Securities, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
630-577-2300
oberweisfunds.com

Custodian

UMB Bank, n.a.
928 Grand Blvd., Kansas City, MO 64106

Transfer Agent

UMB Fund Services, Inc.
P.O. Box 711 Milwaukee, WI 53201-0711
800-245-7311

Counsel

Vedder Price P.C.
222 North LaSalle Street, Chicago, IL 60601

Independent Registered Public Accounting Firm

BBD LLP
1835 Market Street, Philadelphia, PA 19103

International Opportunities Institutional Fund

800-245-7311

oberweisfunds.com

oberweisfunds.com

800-323-6166
630-577-2300

Shareholder Services
800-245-7311

3333 Warrenville Road
Suite 500
Lisle, IL 60532

ITEM 2.	CODE OF ETHICS.

(a)	As of December 31, 2016, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(b)	During the period covered by this report, there were not any amendments to a provision of the Code of Ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code of Ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(d)	A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant in writing at its principal executive office.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

(a)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(b)	The audit committee financial expert is James G. Schmidt. Mr. Schmidt is independent as defined in Form N-CSR Item 3 (a) (2).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

	2015	2016
Audit fees	138,555	92,000
Audit-Related Fees	N/A	N/A
Tax Fees	53,645	37,280
All Other Fees	N/A	N/A

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

(e)(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment, and Adviser Affiliate that provides ongoing services to the registrant for 2016 and 2015 were $37,280. and $53,645, respectively.

(h) Non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X were considered by the registrant’s audit committee as to whether they were compatible with maintaining the principal account’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

See Schedule in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since registrant last disclosed such procedures in its proxy statement dated April 16, 2004.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)	Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17CFR 270.30a-2) in the exact form set forth below: EX-99.CERT attached hereto.

(a) (3)	Any written solicitation to purchase securities under Rule 23 c-1 under the Investment Company Act of 1940 (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable to the registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S. C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Oberweis Funds

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date 03/10/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date 03/10/2017

By (Signature and Title*)	/s/ Patrick B. Joyce
Patrick B. Joyce
Executive Vice President and Treasurer,
The Oberweis Funds

Date 03/10/2017

/*/	Print the name and title of each signing officer under his or her signature.